UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Section 240.14a-12

ProSomnus, Inc.

(Name of Registrant as Specified In Its Charter)

___________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROSOMNUS, INC.

5675 Gibraltar Drive

Pleasanton, CA 94588

[•], 2023

Dear Stockholder:

You are cordially invited to participate in ProSomnus, Inc.’s 2023 Annual Meeting of Stockholders to be held on May 25, 2023 at 10:00 a.m. Pacific Time, at 5675 Gibraltar Drive, Pleasanton, CA 94588.

The Notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer stockholders’ questions.

It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the meeting, I urge you to vote your shares over the internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the Notice, the Proxy Statement and the proxy card. We urge you to complete, sign, date and return your proxy card or authorize your proxy through the internet as soon as possible even if you currently plan to participate in the Annual Meeting. This will not prevent you from voting virtually but will assure that your vote is counted if you are unable to participate in the meeting.

On behalf of your Board of Directors, thank you for your continued interest and support.

Sincerely yours,

Len Liptak
Chief Executive Officer

i

PROSOMNUS, INC.

5675 Gibraltar Drive

Pleasanton, CA 94588

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2023

To the Stockholders of ProSomnus, Inc.:

The 2023 Annual Meeting of Stockholders of ProSomnus, Inc. (the “Company”) will be held at 5675 Gibraltar Drive, Pleasanton, CA 94588, on May 25, 2023, at 10:00 a.m. (Pacific Time), for the following purposes:

1.      To elect two Class A directors to serve until their respective successors have been duly elected and qualified (Proposal 1);

2.	To approve the ProSomnus, Inc. 2023 Employee Stock Purchase Plan (Proposal 2);

3.	To consider and vote upon a proposal to approve, for the purposes of complying with Nasdaq Listing Rule 5635(b), the change of control that could result in connection with the issuance of shares underlying our existing Convertible Notes (Proposal 3);

4.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 4); and

5.	To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 14, 2023. Whether or not you expect to be present in person at the meeting, please vote by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the internet. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By order of the Board of Directors,

Laing Rikkers
Executive Chair

Pleasanton, California
[•], 2023

This is an important meeting. To ensure proper representation at the meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

ii

PROSOMNUS, INC.

5675 Gibraltar Drive

Pleasanton, CA 94588

PROXY STATEMENT
2023 Annual Meeting of Stockholders

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ProSomnus, Inc. (the “Company,” “we,” “us” or “our”) for use at our 2023 Annual Meeting of Stockholders to be held on May 25, 2023, at 10:00 a.m. (Pacific Time) at 5675 Gibraltar Drive, Pleasanton, CA 94588, and at any adjournments thereof (the “Annual Meeting”). The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our Annual Report for the fiscal year ended December 31, 2022 are first being sent to stockholders on or about , 2023.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote by mail or internet, as described in the instructions on the proxy card or voting instruction form, and we receive your vote in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the nominees as director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please promptly vote your shares as described in the instructions on the proxy card or voting instruction form, so that your shares will be represented at the Annual Meeting.

Important notice regarding the availability of proxy materials for the annual stockholder meeting to be held on May 25, 2023:

The Notice of Annual Meeting, proxy statement, proxy card and our Annual Report for the fiscal year ended December 31, 2022 are available at the following internet address: https://investors.prosomnus.com/.

INFORMATION ABOUT THE MEETING

When is the Annual Meeting?

The Annual Meeting will be held on May 25, 2023, at 10:00 a.m. (Pacific Time).

Where will the Annual Meeting be held?

The Annual Meeting will be held at 5675 Gibraltar Drive, Pleasanton, CA 94588.

What items will be voted on at the Annual Meeting?

There are four matters scheduled for a vote:

1.      To elect two Class A directors to serve until their respective successors have been duly elected and qualified (Proposal 1);

2.      To approve the ProSomnus, Inc. 2023 Employee Stock Purchase Plan (Proposal 2);

3.	To consider and vote upon a proposal to approve, for the purposes of complying with Nasdaq Listing Rule 5635(b), the change of control that could result in connection with the issuance of shares underlying our existing Convertible Notes (Proposal 3);

4.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 4); and

5.	To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the recommendations of the Board of Directors?

Our Board of Directors recommends that you vote:

“FOR” the election of each of the two Class A director nominees named herein to serve on the Board of Directors;

“FOR” the ProSomnus, Inc. 2023 Employee Stock Purchase Plan;

“FOR” the approval of the change of control under Nasdaq Listing Rule 5635(b) in connection with the issuance of shares underlying our existing Convertible Notes; and

“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Will the Company’s directors be in attendance at the Annual Meeting?

The Company encourages, but does not require, its directors to attend annual meetings of stockholders. The Company expects all its directors to attend the Annual Meeting in person or via videoconference.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, April 14, 2023, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on April 14, 2023, we had 16,376,630 shares of common stock outstanding.

How do I vote?

With respect to Proposal 1, you may either vote “FOR” each of the Class A nominees to the Board of Directors, or you may vote “WITHHOLD AUTHORITY” for the nominees. For each of the other proposals to be voted on, you may vote “FOR” or “AGAINST,” or abstain from voting altogether. The procedures for voting are fairly simple:

Stockholders of Record: Shares Registered in Your Name.   If on April 14, 2023, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed postage-prepaid envelope. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or to otherwise give your proxy authorization as specified on the proxy card, to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy or have otherwise given your proxy authorization.

•	IN PERSON: To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive.

•	BY MAIL: To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank.   If on April 14, 2023, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock for which you are the stockholder of record as of April 14, 2023.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please provide a response for each proxy card you receive to ensure that all your shares are voted.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: “FOR” the election of each of the two Class A director nominees named herein to serve on the Board of Directors, “FOR” the approval of the ProSomnus, Inc. 2023 Employee Stock Purchase Plan, “FOR” the approval of the change of control under Nasdaq Listing Rule 5635(b); and “FOR” the ratification of the appointment of Marcum LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her discretion.

Can I change my vote after submitting my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

•      You may change your vote using the same method that you first used to vote your shares;

•      You may send a written notice that you are revoking your proxy to 5675 Gibraltar Drive, Pleasanton, CA 94588, Attention: Brian Dow, Chief Financial Officer; or

•      You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting, however, will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD AUTHORITY” votes for Proposal 1, and with respect to Proposals  2, 3, 4 and 5, “FOR,” “AGAINST” and “ABSTAIN.” A broker non-vote occurs when a nominee, such as a brokerage firm, bank, dealer or other similar organization, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a brokerage firm, bank, dealer or other similar organization, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. We believe that Proposal 1 (election of directors) and Proposal 2 (change of control under Nasdaq Listing Rule 5635(b)) is each a non-routine proposal. Since these proposals to be voted on at the Annual Meeting are not a routine matter, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and will enclose a voting instruction form with this proxy statement. The broker or nominee will vote your shares as you direct on their voting instruction form so it is important that you include voting instructions.

Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.

How many votes are needed to approve each proposal?

The following table describes the voting requirement for each proposal:

Proposal 1	Election of two Class A Directors	The two nominees receiving the most “FOR” votes, among votes properly cast virtually or by proxy, will be elected, even if they receive approval from less than a majority of the votes cast. Because the nominees are running unopposed, all nominees are expected to be elected as directors, as all nominees who receive votes in favor will be elected, while votes not cast or voted “WITHHOLD AUTHORITY” will have no effect on the election outcome.

Proposal 2	Approval of the ProSomnus, Inc. 2023 Employee Stock Purchase Plan	This proposal must be approved by a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting.

Proposal 3	Approval of change of control under Nasdaq Listing Rule 5635(b) upon the issuance of shares underlying our existing Convertible Notes	This proposal must be approved by a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting.

Proposal 4	Ratification of the appointment of Marcum LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023	This proposal must be approved by a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On April 14, 2023, the record date, there were 16,376,630 shares outstanding and entitled to vote. Thus, 8,188,315 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Annual Meeting. Abstentions will be counted towards the quorum requirement.

If a quorum is not present at the Annual Meeting, or if a quorum is present but there are not enough votes to approve one or more of the proposals, the person named as chair of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

ADDITIONAL INFORMATION

How and when may I submit a stockholder proposal for the Company’s 2024 Annual Meeting?

We will consider for inclusion in our proxy materials for the 2024 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no earlier than October 28, 2023 and no later than 5:00 p.m. (Eastern Time) on February 25, 2024, and that comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Proposals must be sent to our Corporate Secretary at ProSomnus, Inc., 5675 Gibraltar Drive, Pleasanton, CA 94588.

Pursuant to our bylaws, stockholders wishing to nominate persons for election as directors or to introduce an item of business at an annual meeting that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2024 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, no earlier than October 28, 2023, and no later than 5:00 p.m. (Eastern Time) on February 25, 2024. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that the date of the notice for the 2024 Annual Meeting of Stockholders is more than 30 days before or 60 days after the first anniversary of the date of the 2023 Annual Meeting. In accordance with our bylaws, our board or chair of the 2024 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

Pursuant to the Company’s bylaws, among other things, a stockholder’s notice shall set forth information as to the stockholder giving notice, as well as to each individual whom the stockholder proposes to nominate for election or reelection as a director:

•      the name, age, business address and residence address of such individual;

•      the principal occupation or employment of the individual;

•      all information relating to the individual that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

•      a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among the individual and beneficial owner, if any, and their respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act of 1933, as amended, if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

•      to the extent known, the name and address of any other securityholder of the Company that supports such nominee; and

•      with respect to such nominee, a completed and signed questionnaire, representation and agreement as required by our bylaws.

All nominees properly submitted to the Company (or which the nominating and corporate governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and corporate governance committee using the same criteria as nominees identified by the nominating and corporate governance committee itself.

How can I obtain the Company’s Annual Report on Form 10-K?

A copy of our 2022 Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is available at https://investors.prosomnus.com/. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Our 2022 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.

We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Requests should be sent to: Corporate Secretary, ProSomnus, Inc., 5675 Gibraltar Drive, Pleasanton, CA 94588. A copy of our Annual Report on Form 10-K has also been filed with the Securities and Exchange Commission, or the SEC, and may be accessed from the SEC’s homepage (www.sec.gov).

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company may engage a third party proxy solicitor. The proxy solicitor may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to have your vote transmitted to our proxy tabulation firm.

In addition to these written proxy materials, directors, officers and employees of the Company may also solicit proxies in person, by telephone or by other means of communication; however, the directors, officers and employees of the Company will not be paid any additional compensation for soliciting proxies. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by any proxy solicitor, directors, officers or employees of the Company.

The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

Under this procedure, brokers are permitted to deliver a single copy of our proxy materials that are delivered until such time as one or more of these shareholders notifies their broker that they want to receive separate copies. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to: Corporate Secretary, ProSomnus, Inc., 5675 Gibraltar Drive, Pleasanton, CA 94588, or by calling (844) 537-5337. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Whom should I contact if I have any questions?

If you have any questions about voting your shares or about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Brian Dow, Chief Financial Officer, 5675 Gibraltar Drive, Pleasanton, CA 94588, Telephone: (844) 537-5337.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 25, 2023: This Proxy Statement and the Annual Report are available online at https://investors.prosomnus.com/.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors presently has seven members. Our Board of Directors is divided into three classes. Each class has a three-year term. Current Class A directors hold office for a term expiring at the 2023 Annual Meeting of Stockholders.

The Board of Directors has nominated two directors (upon the recommendation of the nominating and corporate governance committee), Mr. Pacelli and Mr. Hedge, for election as Class A directors. If elected at the Annual Meeting, each of Mr. Pacelli and Mr. Hedge would serve until the 2026 Annual Meeting of Stockholders and until his successor is elected and has qualified, or, if sooner, until his death, resignation or removal. Neither of Mr. Pacelli or Mr. Hedge is being nominated as a director for election pursuant to any agreement or understanding between such person and the Company. Each of Mr. Pacelli and Mr. Hedge have indicated his willingness to continue to serve if elected and has consented to be named as a nominee.

The two nominees receiving the highest number of votes will be elected at the Annual Meeting. In the event a nominee is unable or declines to serve as a director, the proxies will be voted at the Annual Meeting for any nominee who may be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

Name	Age	Position	Director Since
Leonard Hedge	52	Director	2022
Steven Pacelli	51	Director	2022

There is no family relationship among any of the nominees, directors and/or any of our executive officers. Our executive officers serve at the discretion of the Board of Directors. Further information about our directors, is provided in the “Board of Directors and Committees of the Board” section below.

The Board of Directors recommends a vote “FOR” the election of all the nominees whose names are set forth on the following pages. A stockholder can vote for or withhold his or her vote from each nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person who is nominated as a replacement. The Board of Directors has no reason to believe that the Class A director nominees named will be unable or unwilling to serve.

CORPORATE GOVERNANCE

We have established corporate governance practices designed to serve the best interests of the Company and our stockholders. We are in compliance with the current corporate governance requirements imposed by the rules and regulations of the SEC and the listing standards of The Nasdaq Stock Market (“Nasdaq”). Our current Code of Ethics and charters for the standing committees of the Board are available on our investor website at https://investors.prosomnus.com/ under the heading “Corporate Governance.”

Set forth below is information regarding the meetings of the Board during 2022, a description of the Board’s standing committees and additional information about our corporate governance policies and procedures.

Board Composition

Our business and affairs are organized under the direction of our Board. The Board consists of seven members. Laing Rikkers serves as Executive Chair of the Board and Mr. Johnson serves as the Lead Independent Director. The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling, and direction to ProSomnus’s management. The Board will meet on a regular basis and additionally as required.

In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes, Class A, Class B and Class C, with members of each class serving staggered three-year terms. The directors are assigned to the following classes:

•	Class A; term will expire at our 2023 annual meeting of stockholders;

•	Class B; term will expire at our 2024 annual meeting of stockholders; and

•	Class C; term will expire at our 2025 annual meeting of stockholders.

At each annual meeting of stockholders , the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of our board of directors may have the effect of delaying or preventing changes in our control or management.

Director Independence

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Messrs. Hedge, Johnson, Orchard, and Pacelli and Ms. Rider, representing five of our seven directors, has or has had a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of The NASDAQ Stock Market.

Our Board of Directors also determined that the directors who comprise our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, satisfy the independence standards for those committees established by applicable SEC rules, including Rule 10A-3 of the Exchange Act, and the rules of The NASDAQ Stock Market. In making this determination, our Board of Directors considered the relationships that each non-employee director has or has had with our company and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

The Board of Directors believes that the independence of the Board members satisfies the independence standards established by applicable SEC rules and the rules of The NASDAQ Stock Market.

Board Oversight of Risk

Our management has day-to-day responsibility for identifying risks facing us, including implementing suitable mitigating processes and controls, assessing risks in relation to Company strategies and objectives, and appropriately managing risks in a manner that serves the best interests of the Company, our stockholders, and other stakeholders. Our Board of Directors is responsible for ensuring that an appropriate culture of risk management exists within the Company and for setting the right “tone at the top,” overseeing our aggregate risk profile, and assisting management in addressing specific risks.

Generally, various committees of our Board of Directors oversee risks associated with their respective areas of responsibility and expertise. For example, our Audit Committee oversees, reviews and discusses with management and the independent auditor risks associated with our internal controls and procedures for financial reporting and the steps management has taken to monitor and mitigate those exposures; our Audit Committee also oversees the management of other risks, including those associated with credit risk, compliance with the United States Foreign Corrupt Practices Act of 1977 and cybersecurity. Our Compensation Committee oversees the management of risks associated with our compensation policies, plans and practices. Our Nominating and Corporate Governance Committee oversees the management of risks associated with director independence and Board of Directors composition and organization. Management and other employees report to the Board of Directors and/or relevant committee from time to time on risk-related issues.

Guidelines for Selecting Director Nominees

Candidates for nomination to our Board of Directors are selected by the Nominating and Corporate Governance Committee in accordance with the committee’s charter, and our Certificate of Incorporation and Bylaws. The Nominating and Corporate Governance Committee will evaluate all candidates in the same manner and using the same criteria, regardless of the source of the recommendation.

The Nominating and Corporate Governance Committee may retain recruiting professionals to assist in identifying and evaluating candidates for director nominees. The Nominating and Corporate Governance Committee considers factors such as character, integrity, judgment, diversity of experience (including age, gender, international background, race and professional experience), independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like. The Nominating and Corporate Governance Committee considers the following minimum qualifications to be satisfied by any nominee to the Board of Directors: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board of Directors; the ability to assist and support management and make significant contributions to the Company’s success; and an understanding of the fiduciary responsibilities that is required of a member of the Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Based on the Nominating and Corporate Governance Committee’s recommendation, the Board of Directors selects director nominees and recommends them for election by our stockholders, and also fills any vacancies that may arise between annual meetings of stockholders.

The Nominating and Corporate Governance Committee will consider director candidates who are timely proposed by our stockholders in accordance with our Bylaws and other procedures established from time to time by the Nominating and Corporate Governance Committee.

Board Diversity

While we do not have a formal policy on diversity, our Board, as part of its review of potential director candidates, considers each candidate’s character, judgment, skill set, background, reputation, type and length of business experience, personal attributes, and a particular candidate’s contribution to that mix. While no particular criteria are assigned specific weights, the Board believes that the backgrounds and qualifications of our directors, as a group, should provide a composite mix of experience, knowledge, backgrounds and abilities that will allow our board of directors to be effective, collegial and responsive to the nature of our business and our needs, and satisfy the requirements of applicable the rules and regulations, including the rules and regulations of the SEC, Nasdaq, and the State of California.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees. A copy of ProSomnus’s code of ethics is available on its website. ProSomnus also intends to disclose future amendments to, or waivers of, its code of ethics, as and to the extent required by SEC regulations, on its website.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee was at any time one of ProSomnus’s officers or employees. None of ProSomnus’s executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that will serve as a member of our board of directors or compensation committee.

Shareholder and Interested Party Communications

Stockholders and interested parties may communicate with our board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of ProSomnus, Inc., 5675 Gibraltar Drive, Pleasanton, CA 94588. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

Limitations of Liability and Indemnification of Directors and Officers

The Delaware General Corporation Law authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors to corporations and their stockholders for monetary damages for breach of their fiduciary duties. Our amended and restated certificate of incorporation limits the liability of our directors to the fullest extent permitted by Delaware law.

We have purchased and intend to maintain director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to the combined company, including matters arising under the Securities Act. Our amended and restated certificate of incorporation and by-laws also provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. Our amended and restated by-laws further provide that we will indemnify any other person whom we have the power to indemnify under Delaware law. In addition, we have entered into customary indemnification agreements with each of our officers and directors.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceedings that may result in a claim for such indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling the combined company, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Director Attendance

Each director is strongly encouraged to attend each annual meeting of stockholders.

Our corporate governance guidelines provide that directors should be prepared for and attend Board meetings and actively participate in Board discussions. The Board met one time in 2022. Each director attended at least 70% of all board and committee meetings for which the director was a member.

BOARD OF DIRECTORS AND COMMITTEES

The names of the directors, their ages as of December 31, 2022 and certain other information are set forth below:

Name	Age	Position
Leonard Liptak	48	Chief Executive Officer and Director
Laing Rikkers	52	Executive Chair
William Johnson	65	Lead Independent Director
Leonard Hedge	52	Director
Jason Orchard	46	Director
Steven Pacelli	51	Director
Heather Rider	63	Director

In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes, Class A, Class B and Class C, with members of each class serving staggered three-year terms. The directors are assigned to the following classes:

•	Class A (term expires 2023): Mr. Pacelli and Mr. Hedge

•	Class B (term expires 2024): Mr. Orchard, Ms. Rider, and Ms. Rikkers

•	Class C (term expires 2025): Mr. Johnson and Mr. Liptak

Background of Directors and Executive Officers

Leonard Liptak serves as Chief Executive Officer and Director. Mr. Liptak has served as CEO, Co-founder and Director of ProSomnus Sleep Technologies since 2016, where he has overseen operations, strategy and financial performance of ProSomnus. From 2011 to 2016, Mr. Liptak served as President of MicroDental Laboratories, a network of dental labs that fabricate high-quality dental restorations and appliances, until its successful sale to Modern Dental Group. Prior to that, Mr. Liptak served in marketing at Stryker Neurovascular and a variety of roles at 3M, including Global Business Manager. Mr. Liptak earned his BA from Brown University and MBA from the University of Minnesota, Carlson School of Management.

Mr. Liptak’s history managing and operating ProSomnus, as well as his extensive industry knowledge, qualify him to serve on the board of directors.

Laing Rikkers serves as Executive Chair. Ms. Rikkers has served as Director and Co-founder of ProSomnus Sleep Technologies since 2016, including serving as Chairman from 2016 to 2018 and from 2019 to 2021, and Executive Chairman January 2022 to present. Ms. Rikkers serves as Managing Member of HGP II, LLC and HGP III, LLC, the general partners of HealthpointCapital Partners II, LP and HealthpointCapital Partners III, LP, respectively. Ms. Rikkers has also served as Managing Director of HealthpointCapital LLC, a private equity firm and manager of the principal stockholders of ProSomnus, since 2004, and Managing Director of HealthpointCapital Management LLC from 2018 to 2022. Ms. Rikkers served as a director of MicroDental Laboratories and BioHorizons Inc., a joint venture with Henry Schein Inc., and as a board observer for multiple growth stage, dental and healthcare companies. She received her BA from Harvard University and her MA degree from Teachers College, Columbia University.

Ms. Rikkers’s history advising and managing ProSomnus in its growth and operations, as well as her significant experience advising dental and healthcare companies qualify her to serve on the board of directors.

William Johnson serves as Lead Independent Director and Chairman of the Audit Committee. Mr. Johnson has served as Director for ProSomnus Sleep Technologies since 2016, including serving as Lead Independent Director since 2023, Chairman from 2018 to 2019, and Chairman of the Audit Committee from 2016 to 2018 and 2019 to present, and has been the Managing Director and Chief Financial Officer of HealthpointCapital Management, LLC since 2016. Mr. Johnson served as the Chief Executive Officer of MicroDental, Inc. from 2015 to 2016, and the Chief Financial Officer of MicroDental from 2013 to 2015. Mr. Johnson served as Chief Financial Officer for Harvest Meat from 2012 to 2013, interim Chief Financial Officer for Ryerson Inc. in 2012, Chief Financial Officer for Brinderson Engineers & Construction from 2009 to 2011, Chief Financial Officer of PNA Group in 2008 and SVP of Finance from 2007 to 2008. Earlier in his career, Mr. Johnson worked in a variety of roles at companies responsible for financial reporting and accounting, including Earle M Jorgensen Co. and American Hospital Supply Corporation. He began his career at Ernst & Whinney, CPA’s (now Ernst & Young) as an auditor. Mr. Johnson earned BS from Indiana University, Kelley School of Business, and his MBA with a concentration in Finance from Mercer University, Stetson School of Business. He is a Certified Public Accountant and a Certified Financial Planner.

Mr. Johnson’s significant experience with financial reporting and accounting, as well as experience as an auditor and with financial advising and management, qualify him to serve on the board of directors.

Leonard Hedge serves as Director. Mr. Hedge has served as a member of the Board of Directors of Convergent Dental, a privately owned dental equipment and technology company, since 2013, and as a member of the board of directors of ProSomnus Sleep Technologies since 2016. He formerly served as a director at MicroDental Laboratories, OrthoAccel, a privately owned dental device company, and Six Month Smiles, a private company providing dental aligners and braces. Prior to his retirement, Mr. Hedge served as Senior Vice President of Business Operations at Align Technology Inc. from 2007 to 2013. Mr. Hedge focused on the design and implementation of core business processes and cross-functional collaboration to support Align’s long-term goals and strategic initiatives. He served as Vice President of Operations at Align from 2002 to 2007 and also served as its Vice President of Manufacturing from 1999 to 2002 and helped create Align’s world-class mass customized manufacturing technology and processes. He served as Vice President of Operations for Plynetics Express Corporation, a leading provider of product development and engineering services, from 1996 to 1998. From 1991 to 1996, he led the accelerated product development initiative at Beckman Instruments Diagnostic Systems Group as Manager for Prototype Manufacturing and Process Development. Prior to Beckman, Mr. Hedge led mechanical fabrication operations for 13 years at General Dynamics in Pomona California. Mr. Hedge received his BS from La Verne University.

Mr. Hedge’s extensive experience serving on boards of directors in the industry, as well as over forty years of experience leading and managing organizations in the defense, manufacturing, medical device and dental device sectors qualify him to serve on the board of directors.

Jason Orchard serves as Director. Mr. Orchard has been with Spring Mountain Capital (“SMC”), a private investment management firm specializing in alternative asset investing, since 2004 and has served as a Managing Director since 2008. During his time at SMC he has served as Investment Analyst, Chief Financial Officer, and Portfolio Manager. In 2007, he led the firm’s initial efforts into special situation and thematic investments that have become the foundation of the SMC Total Return Fund. Today, he manages the SMC Total Return Fund and serves on the Investment Committee for the SMC’s Total Return Fund, Private Capital Fund, and West Harlem Innovation Fund. Prior to joining SMC in 2004, he was a Senior Analyst for Rutherford Asset Management LLC, which actively managed an $800 million hedge fund of funds portfolio for a private family office. Mr. Orchard has also been associated with Stern Stewart & Company as a Senior Analyst in the Financial Institutions Group and Arthur Andersen, L.L.P. as a Senior Consultant in the Strategy, Finance, and Economics Group. Mr. Orchard graduated with honors from Villanova University with a BS in Finance and is a Chartered Financial Analyst.

Mr. Orchard’s extensive industry knowledge, investment experience, and career analyzing and advising companies across sectors qualify him to serve on the board of directors.

Steven Pacelli serves as Director. Mr. Pacelli has held a variety of roles at Dexcom, Inc. over the past 15 years. Since 2021, he has served as Executive Vice President and Managing Director of Dexcom Ventures. He also served as Executive Vice President of Strategy and Corporate Development from 2012 to 2021 and a variety of other roles since 2006. Prior to Dexcom, Mr. Pacelli served as a corporate attorney specializing in finance, mergers and acquisitions, and general corporate matters, and in an executive role as general counsel of several privately held companies. Mr. Pacelli serves on the board of directors of Biocom California, the largest and most experienced leader and advocate for California’s life science sector, and on the boards of directors of several nonprofit organizations and trade groups. Mr. Pacelli earned a BS from the University of California, Los Angeles, and a JD from the University of Virginia. He is a member of the State Bar of California.

Mr. Pacelli’s experience counseling high growth companies, his deep industry knowledge and his legal knowledge qualify him to serve on the board of directors.

Heather Rider serves as a Director. Ms. Rider served on the board of directors of Intricon Corporation (Nasdaq: IIN), a joint development manufacturer of components for micro-medical technology, from 2020 to 2022, and has served on the board of directors of Inogen, Inc. (Nasdaq: INGN), a manufacturer of oxygen therapy technology, since 2014. From 2012 to 2013, Ms. Rider served as Vice President, Global Human Resources of Cymer, Inc., a publicly-traded supplier of light sources for semiconductor manufacturing that was acquired by ASML Holding NV in 2013. From October 2010 to September 2012, Ms. Rider served as Senior Vice President, Global Human Resources of Alphatec Holdings, Inc. (Nasdaq: ATEC), a medical device company focused on surgical treatment of spine disorders, and from 2006 to 2010, she served as Vice President, Human Resources of Intuitive Surgical, Inc. (Nasdaq: ISRG), a manufacturer of robotic surgical systems. From 2001 to 2005, Ms. Rider served as Senior Vice President of Global Human Resources of Sunrise Medical, Inc., a global manufacturer and distributor of durable medical equipment. From 1998 to 2001, Ms. Rider served as Vice President of Human Resources of Biosense Webster, a member of the Johnson & Johnson family of companies, and a medical device manufacturer. Ms. Rider earned her BA from Claremont McKenna College, and her MBA from Pepperdine Graziadio Business School.

Ms. Rider’s experience counseling high-growth and technology companies, as well as her experience working with and advising public companies, qualify her to serve on the board of directors.

Board Committees

Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. Our Board has adopted a written charter for each of these committees, which complies with the applicable requirements of current Nasdaq Listing Rules. Copies of the charters for each committee are available on the investor relations portion of ProSomnus’s website. The composition and function of each committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC rules and regulations.

Name	Audit	Compensation	Nominating and Corporate Governance
Leonard Liptak
Laing Rikkers
Leonard Hedge		X	Chair
William Johnson	Chair	X
Jason Orchard	X		X
Steven Pacelli	X		X
Heather Rider		Chair
Number of Meetings Held During 2022	0	0	0

Audit Committee

The members of the audit committee are Mr. Johnson (Chair), Mr. Pacelli, and Mr. Orchard. Our Board has determined that each of the members of the audit committee is an “independent director” as defined by, and meet the other requirements of the Nasdaq Listing Rules applicable to members of an audit committee and Rule 10A-3(b)(i) under the Exchange Act, including that each member of the audit committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, the Board examined each audit committee member’s scope of experience and the nature of their prior and current employment. The audit committee meets on at least a quarterly basis. Both the independent registered public accounting firm and management intend to periodically meet privately with our audit committee.

The audit committee assists the Board in monitoring the integrity of our financial statements, our compliance with legal and regulatory requirements, and the independence and performance of our internal and external auditors. The audit committee’s principal functions include:

•	reviewing our annual audited financial statements with management and our independent auditor, including major issues regarding accounting principles, auditing practices and financial reporting that could significantly affect financial statements;

•	reviewing quarterly financial statements with management and the independent auditor, including the results of the independent auditor’s reviews of the quarterly financial statements;

•	recommending to our board of directors the appointment of, and continued evaluation of the performance of, independent auditors;

•	approving the fees to be paid to the independent auditor for audit services and approving the retention of independent auditors for non-audit services and all fees for such services;

•	reviewing periodic reports from the independent auditor regarding the auditor’s independence, including discussion of such reports with the auditor;

•	reviewing the adequacy of the overall control environment, including internal financial controls and disclosure controls and procedures; and

•	reviewing with our management and legal counsel legal matters that may have a material impact on financial statements or compliance policies and any material reports or inquiries received from regulators or governmental agencies.

Audit Committee Financial Expert

Our Board has determined that Mr. Johnson qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq Listing Rules. In making this determination, our Board considered Mr. Johnson’s formal education, training, and previous experience in financial roles.

Compensation Committee

The members of the compensation committee are Ms. Rider (Chair), Mr. Johnson, and Mr. Hedge. Our Board has determined that each of the members will be an “independent director” as defined by the Nasdaq Listing Rules applicable to members of a compensation committee. The Board has determined that each of the members of the compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfy the independence requirements of the Nasdaq. The compensation committee meets from time to time to consider matters for which approval by the committee is desirable or is required by law.

The compensation committee is responsible for establishing the compensation of senior management, including salaries, bonuses, termination arrangements, and other executive officer benefits as well as director compensation. The compensation committee also administers ProSomnus’s equity incentive plans. The compensation committee may also, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the Nasdaq and the SEC.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Mr. Pacelli (Chair), Ms. Rider and Mr. Hedge. Our Board has determined that each of the members will be an “independent director” as defined by the Nasdaq Listing Rules applicable to members of a nominating committee. The nominating and corporate governance committee meets from time to time to consider matters for which approval by the committee is desirable or is required by law.

The nominating and corporate governance committee will be responsible for overseeing the selection of persons to be nominated to serve on our Board. The nominating and corporate governance committee also will be responsible for developing a set of corporate governance policies and principles and recommending to our Board any changes to such policies and principles.

Director Compensation

Employee directors are not compensated for Board of Directors services in addition to their regular employee compensation. For fiscal year 2022, ProSomnus did not provide cash compensation to its directors, however it did provide equity grants and all of the directors are reimbursed for their reasonable out-of-pocket expenses related to their services as a member of the ProSomnus board of directors.

During early 2023, the Board of Directors implemented an equity compensation program in which each non-employee director would receive an annual option grant to purchase 24,000 shares. The grants vest over one year and are priced at the closing price on the date of grant.

EXECUTIVE OFFICERS

Biographical data for our current executive officers, including their ages as of December 31, 2022 is set forth below, except Ms. Rikkers’s and Mr. Liptak’s biographies, which are included under the heading, “Board of Directors and Committees of the Board” above.

Brian B. Dow (53) has served as our Chief Financial Officer since March 2023. Mr. Dow previously served and the Chief Financial Officer of Agendia N.V., a commercial stage molecular diagnostic company, from June 2020 to February 2023, and as the Chief Financial Officer, Senior Vice President, Finance and Administration, Treasurer and Secretary of Pulse Biosciences, a medical technology company developing a novel energy-based tissue treatment platform, from November 2015 to December 2019. Prior to his tenure at Pulse, from 2010 to 2015 Mr. Dow was the Vice President and Principal Accounting Officer of Pacific Biosciences of California, a leading provider of next generation genetic sequencing instruments. Mr. Dow held a series of financial officer positions with Northstar Neuroscience, Inc., a development stage medical device company, from 2006 to 2010, most recently serving as the Chief Financial Officer. Prior to 2006, Mr. Dow had 14 years of increasing responsibilities in financial management of publicly traded companies and in public accounting as a manager with Ernst and Young. Mr. Dow is recognized as a licensed Certified Public Accountant by the Washington State Board of Accountancy and holds a Bachelor of Science in Management from the Georgia Institute of Technology.

Sung Kim (41) serves as Chief Technology Officer. Mr. Kim is the Co-Founder of ProSomnus Sleep Technologies, serving as its Chief Technology officer since 2019 and VP of Engineering & Operations from 2016 to 2019. Mr. Kim was Director of Engineering at MicroDental Laboratories from 2013 to 2016. Prior to that, he worked for 3M Company for over 7 years holding several senior level product development and engineering positions and has either authored or co-authored several patents related to the dental and orthodontic industries. Mr. Kim earned his BS in Mechanical Engineering from California Polytechnic State University.

Mark T. Murphy, D.D.S. (66) has been with ProSomnus since its inception in 2016. He has served as the VP of Marketing and Lead Faculty for Clinical Education, and since January 2023, as our Chief Growth Officer. Previously, Dr. Murphy has held several leadership roles in the dental laboratory and manufacturing arenas; VP Operations at DTI Dental, VP Sales and Lead Clinical Faculty at MicroDental Laboratories, and principal of Funktional Consulting. Mark has a very limited practicing clinician and research role and is a Diplomate of the American Board of Dental Sleep Medicine. He also has served on the Graduate Faculty at the University of Detroit Mercy and at the Pankey Institute. He lectures internationally on Leadership, Practice Management, and Obstructive Sleep Apnea. Dr. Murphy earned a BS and DDS from the University of Detroit Mercy.

Melinda Hungerman (58) served as Chief Financial Officer from 2020 to February 2023. Prior to that, she served as VP of Finance for ProSomnus from 2017 to 2020. Ms. Hungerman served as VP of Finance at AMP Printing from 2016 to 2017, VP of Finance at The National Food Laboratory from 2008 to 2016, and Controller and VP of Finance at MicroDental Laboratories from 2002 to 2008. Earlier in her career, Ms. Hungerman worked in a variety of companies in the role of Assistant Controller or Controller. Ms. Hungerman began her professional career at Ernst & Young as an auditor. Ms. Hungerman received her BS in Business and Accounting from St. Mary’s College, and is a Certified Public Accountant.

EXECUTIVE COMPENSATION

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

Members of the Compensation Committee

Heather Rider (Chair)

Leonard Hedge

William Johnson

Executive Compensation

The following is a discussion and analysis of compensation arrangements of our named executive officers, or “NEOs.” This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

This section discusses material components of the executive compensation programs for ProSomnus’s executive officers who are named in the “Summary Compensation Table” below. In 2022, ProSomnus’s “named executive officers” and their positions were as follows:

•	Leonard Liptak, Chief Executive Officer;

•	Melinda Hungerman, Chief Financial Officer*;

•	Sung Kim, Chief Technology Officer;

•	Mark Murphy, Chief Growth Officer.

* Ms. Hungerman served as Chief Financial Officer until February 28, 2023, and now serves as Vice President of Finance.

This discussion may contain forward-looking statements that are based on ProSomnus’s current plans, considerations, expectations, and determinations regarding future compensation programs.

Summary Compensation Table

The following table provides information regarding the compensation of our principal executive officer and each of our other executive officers for the year ending December 31, 2022, together referred to as our named executive officers.

			Stock Awards Performance Plan Compensation	Non-Equity Incentive Plan Compensation
Name and Position	Year	Salary ($)	($)	($)	Total ($)
Leonard Liptak	2022	333,750	480,570	631,597	1,445,917
Chief Executive Officer	2021	316,346	--	150,000	466,346
Brian Dow	2022	--	--	--	--
Chief Financial Officer(1)	2021	--	--	--	--
Melinda Hungerman	2022	170,256	89,035	332,704	591,995
Chief Financial Officer (2)	2021	158,654	--	82,500	241,154
Sung Kim	2022	205,006	108,199	249,625	562,830
Chief Technology Officer	2021	187,885	--	82,500	270,385
Mark Murphy	2022	225,000	62,665	10,201	297,866
Chief Growth Officer	2021	195,000	--	60,000	255,000

(1)	Mr. Dow joined the Company as Chief Financial Officer on March 1, 2023.
(2)	Ms. Hungerman served as Chief Financial Officer until February 28, 2023, and now serves as Vice President of Finance.

2022 Grants of Plan-Based Awards

The following table summarizes information about the non-equity incentive awards and equity based awards granted to our named executive officers in 2022:

Name	Grant Date	All Other Stock Awards: # of Shares of Stock or Units	All Other Option Awards: # of Securities Underlying Options	Exercise or Base Price of Options or Awards ($/Share)	Grant Date Fair Value of Options and Awards ($)
Len Liptak	5/4/2022	219,454	--	0.44	96,428
	12/6/2022	38,414	--	10.00	384,142
Brian Dow	--	--	--	--	--
Melinda Hungerman	5/4/2022	40,658	--	0.44	17,865
	12/6/2022	7,117	--	10.00	71,170
Sung Kim	5/4/2022	49,409	--	0.4394	21,710
	12/6/2022	8,649	--	10.00	86,488
Mark Murphy	5/4/2022	28,616	--	0.44	12,574
	12/6/2022	5,009	--	10.00	50,091

Retirement Plans

ProSomnus currently maintains a 401(k) plan for its employees, including named executives, who satisfy certain eligibility requirements. ProSomnus’s named executives are eligible to participate in its 401(k) plan on the same terms as other eligible employees. ProSomnus believes that providing a 401(k) plan enhances the desirability of its executive compensation package, and further incentivizes its employees, including named executives, to perform.

Employee Benefits

All of ProSomnus’s eligible employees, including named executives, may participate in its health and benefits plans, including:

•	Medical, dental and vision benefits;
•	Flexible spending accounts;
•	Life insurance;
•	Short and long-term disability insurance.

ProSomnus believes the aforementioned benefits are necessary and appropriate to providing a competitive compensation package to eligible employees, including named executives.

Employment Agreements

We have entered into employment agreements with Leonard Liptak, Chief Executive Officer; Laing Rikkers, Executive Chairman; Brian Dow, Chief Financial Officer; Melinda Hungerman, former Chief Financial Officer; Sung Kim, Chief Technology Officer; and Mark Murphy, Chief Growth Officer.

The executives’ employment agreements provide for “at will” employment until terminated by the executive or the Company. The employment agreements may be terminated: by us upon death or disability, or with or without cause; by the executive with our without good reason; or terminated by mutual agreement. If the employment agreement is terminated by death or disability, we shall pay the executive or his or her estate any accrued salary, unpaid bonus, pro-rata bonus for the current year, and accrued and unused vacation benefits. If the employment agreement is terminated by us for cause, by the executive without good reason, or in mutual agreement, we shall pay the executive any accrued salary, unpaid bonus, pro-rata bonus for the current year, and accrued and unused vacation benefits. If the employment agreement is terminated by us without cause or by the executive for good reason, we shall pay the executive all accrued and unpaid salary, bonus and benefits, plus twelve months’ salary for the Chief Executive Officer, and six months’ salary for the other executives, plus 12 months’ insurance benefit.

Mr. Liptak, Ms. Rikkers, Mr. Dow, Ms. Hungerman and Mr. Kim are entitled to receive an annual base salary of $500,000, $250,000, $385,000, $270,000 and $300,000, respectively, and performance-based incentive compensation up to 75%, 75%, 50%, 50% and 50% of base salary, respectively, at such time and such performance thresholds to be determined from time to time by our Board. Such incentive compensation may take the form of cash or stock payments. Mr. Liptak, Ms. Rikkers, Mr. Dow, Ms. Hungerman and Mr. Kim are also entitled to one-time equity grants of 1.7%, 1.7%, 0.9%, 0.5% and 1.7% of PubCo’s outstanding equity at the time of the Business Combination, respectively.

The employment agreements also provide the executives with benefits in the event of termination without cause or if the executive resigns for good reason. In such an event, the executives are entitled to receive (i) continuing payments of the executive’s then-current base salary for a period of 6 to 12 months following termination of employment, less applicable withholdings, (ii) any unpaid or undetermined cash bonus from the prior year plus a portion of the current year cash bonus (iii) accelerated vesting as to all or a portion of the executive’s then outstanding and unvested equity grants, and (iv) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for the executive and their respective dependents until the earlier of (A) the executive or their eligible dependents become covered under similar plans, or (B) a period of 12 months.

2022 Equity Incentive Plan Overview

In connection with the Business Combination, we adopted the ProSomnus, Inc. 2022 Equity Incentive Plan (the “2022 Equity Incentive Plan”).

The 2022 Equity Incentive Plan provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock or equity-related cash-based awards. Directors, officers and other employees of ProSomnus and its subsidiaries, as well as others performing consulting or advisory services for ProSomnus, will be eligible for grants under the ProSomnus Equity Incentive Plan.

The purpose of the 2022 Equity Incentive Plan is to enhance ProSomnus’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to ProSomnus by providing these individuals with equity ownership opportunities, and to encourage profitability and growth through short-term and long-term incentives that are consistent with ProSomnus’s objectives. Equity awards are intended to motivate high levels of performance and align the interests of ProSomnus’s directors, employees and consultants with those of its stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in ProSomnus and providing a means of recognizing their contributions to the success of ProSomnus. Lakeshore’s board of directors and management believe that equity awards are necessary to remain competitive in the industry and are essential to recruiting and retaining highly qualified individuals who will help ProSomnus meet its goals.

Set forth below is a summary of the material terms of the 2022 Equity Incentive Plan, which is qualified in its entirety by the text of the 2022 Equity Incentive Plan. For further information about the 2022 Equity Incentive Plan, we refer you to the complete copy of the 2022 Equity Incentive Plan.

Summary of the Material Features of the 2022 Equity Incentive Plan

Eligibility. The 2022 Equity Incentive Plan allows for grants, under the direction of the board of directors or compensation committee, as the plan administrator, of stock options, stock appreciation rights, restricted and unrestricted stock awards, restricted stock units and other stock or equity-related cash-based awards to employees, consultants and directors who, in the opinion of the plan administrator, are in a position to make a significant contribution to ProSomnus’s long-term success. All employees, directors and consultants of ProSomnus and its affiliates will be eligible to participate in the 2022 Equity Incentive Plan. Following the Business Combination, it is expected that approximately 100 individuals were initially eligible to participate in the 2022 Equity Incentive Plan.

Shares Available for Issuance. The Plan provides for the future issuance of 2,411,283 shares of ProSomnus common stock, representing 15% of the number of shares of ProSomnus common stock outstanding following the Business Combination (after giving effect to the Redemption) plus: (i) the number of shares of ProSomnus common stock that remain unallocated and available for grant at the Closing of the Business Combination under the ProSomnus Holdings Inc. 2017 Equity Incentive Plan or that are forfeited, expire or are canceled without issuance under the ProSomnus Holdings Inc. 2017 Equity Incentive Plan following the Closing, which number shall not exceed 2,600,751. The 2022 Equity Incentive Plan also provides for an annual increase on the first day of each fiscal year during the period beginning with fiscal year 2023 and ending on the second day of fiscal year 2032, equal to the lesser of (a) 4% of the number of outstanding shares of ProSomnus common stock on such date, and (b) an amount determined by the plan administrator. Generally, shares of ProSomnus common stock reserved for awards under the 2022 Equity Incentive Plan that lapse or are forfeited will be added back to the share reserve available for future awards. However, shares delivered to or withheld to pay withholding taxes or any applicable exercise price will not be available for issuance under the 2022 Equity Incentive Plan. In addition, any shares repurchased on the open market using exercise price proceeds will not be available for issuance under the 2022 Equity Incentive Plan.

The aggregate grant date fair value of shares granted to any non-employee director under the 2022 Equity Incentive Plan and any other cash compensation paid to any non-employee director in any calendar year may not exceed $750,000; increased to $1,000,000 in the year in which such non-employee director initially joins the board of directors.

Stock Options. Stock options granted under the 2022 Equity Incentive Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive stock options may be granted to employees of ProSomnus and its affiliates, and the aggregate fair market value of a share of ProSomnus common stock determined at the time of grant with respect to incentive stock options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. Non-qualified options may be granted to employees, directors and consultants of ProSomnus and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of ProSomnus common stock on the date of grant, and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of ProSomnus capital stock, the exercise price may not be less than 110% of the fair market value of the ProSomnus common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for one year after termination of service on account of death or total and permanent disability, but will not be exercisable if the termination of service was due to cause.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain time or performance-based vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that generally dividend equivalents may accrue but will not be paid during the restricted period, and the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote the restricted shares, but he or she may not sell the shares until the restrictions are lifted.

Restricted Stock Units. Restricted stock units are phantom shares that vest in accordance with terms and conditions established by the plan administrator and when the applicable restrictions lapse, the grantee will be entitled to receive a payout in cash, shares or a combination thereof based on the number of restricted stock units as specified in the award agreement. Dividend equivalents may accrue but will not be paid prior to and only to the extent that, the restricted stock unit award vests. The holder of restricted stock units does not have the rights and privileges of a regular stockholder, including the ability to vote the restricted stock units.

Other Stock-Based Awards and Performance-Based Awards. The Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights and unrestricted stock awards. The plan administrator may award such stock-based awards subject to such conditions and restrictions as it may determine. We may grant an award conditioned on satisfaction of certain performance criteria. Such performance-based awards also include performance-based restricted shares and restricted stock units. Any dividends or dividend equivalents payable or credited to a participant with respect to any unvested performance-based award will be subject to the same performance goals as the shares or units underlying the performance-based award.

Plan Administration. In accordance with the terms of the 2022 Equity Incentive Plan, the board of directors may authorize ProSomnus’s compensation committee to administer the 2022 Equity Incentive Plan. The compensation committee may delegate part of its authority and powers under the 2022 Equity Incentive Plan to one or more ProSomnus directors and/or officers, but only the compensation committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Exchange Act. In accordance with the provisions of the 2022 Equity Incentive Plan, the plan administrator determines the terms of awards, including, which employees, directors and consultants will be granted awards, the number of shares subject to each award, the vesting provisions of each award, the termination or cancellation provisions applicable to awards, and all other terms and conditions upon which each award may be granted in accordance with the 2022 Equity Incentive Plan.

In addition, the plan administrator may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the 2022 Equity Incentive Plan and does not require stockholder approval under the rules of Nasdaq, and (ii) any such amendment will be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award.

Stock Dividends and Stock Splits. If ProSomnus common stock is subdivided or combined into a greater or smaller number of shares or if ProSomnus issues any shares of ProSomnus common stock as a stock dividend, the number of shares of ProSomnus common stock deliverable upon exercise of an option issued or upon issuance of an award will be appropriately increased or decreased proportionately, and appropriate adjustments will be made in the exercise price per share of stock options or purchase price, if any, and performance goals applicable to performance-based awards, if any, to reflect such subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, the ProSomnus board of directors may, in its sole discretion, take any one or more of the following actions pursuant to the 2022 Equity Incentive Plan, as to some or all outstanding awards:

•	provide that all outstanding options will be assumed or substituted by the successor corporation;

•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant within a specified number of days of such notice;

•	in the event of a merger pursuant to which holders of ProSomnus common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to option holder participants equal to the difference between the merger price times the number of shares of ProSomnus common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	with respect to other stock awards, provide that outstanding awards will be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event;

•	with respect to stock awards, and in lieu of any of the foregoing, provide that, upon consummation of the transaction, each outstanding stock award will be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of ProSomnus common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the board of directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction); and

•	upon consummation of a Corporate Transaction, to the extent not assumed or substituted by the successor or cashed out, the outstanding awards will terminate.

Amendment and Termination. The 2022 Equity Incentive Plan may be amended by ProSomnus’s stockholders. It may also be amended by the board of directors or the compensation committee, provided that any amendment which is of a scope that requires stockholder approval as required by (i) the rules of Nasdaq or (ii) for any other reason, is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent unless such amendment is required by applicable law or necessary to preserve the economic value of such award.

Duration of Plan. The Plan will expire by its terms on December 6, 2032.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2022 Equity Incentive Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2022 Equity Incentive Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options: Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to ProSomnus at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and ProSomnus will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options: Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options. A non-qualified option ordinarily will not result in income to the optionee or deduction to ProSomnus at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to ProSomnus in an amount equal to the optionee’s compensation income. An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding taxable compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants: With respect to stock grants under the 2022 Equity Incentive Plan that result in the transfer of shares that are not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary compensation income equal to the fair market value of shares received. ProSomnus generally will be entitled to a deduction in an amount equal to the ordinary compensation income recognized by the grantee. With respect to stock grants involving the transfer of shares that are subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares are not subject to a substantial risk of forfeiture. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of the substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which they previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the restricted shares. ProSomnus generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Restricted Stock Units: The grantee recognizes no income until vested shares are issued pursuant to the terms of the grant. At that time, the grantee must generally recognize ordinary compensation income equal to the fair market value of the shares received. ProSomnus generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

Grants under the 2022 Equity Incentive Plan will be made at the discretion of the plan administrator or other delegated persons, and we cannot determine at this time either the persons who will receive awards under the 2022 Equity Incentive Plan or the amount or types of any such awards. The value of the awards granted under the 2022 Equity Incentive Plan will depend on a number of factors, including the fair market value of the ProSomnus common stock on future dates, the exercise decisions made by the participants and the extent to which any applicable performance goals necessary for vesting or payment are achieved.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2022, with respect to shares of our common stock that may be issued, subject to certain vesting requirements, under existing and future awards under our 2022 Equity Incentive Plan.

	A	B	C
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, Rights and RSUs	Weighted-Average Exercise Price of Outstanding Options, Warrants, Rights and RSUs	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Plan Category
Equity compensation plans approved by security holders	-	N/A	2,411,283
Equity compensation plans not approved by security holders	-	N/A	-
Total	-	-	2,411,283

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2022 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or 1% of our average total assets, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under the section entitled “Executive Compensation.” For the purposes of this section, “Lakeshore” refers to Lakeshore Acquisition I Corp. prior to the Business Combination.

Related Person Policy

Our code of ethics requires us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations includes any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving us.

In addition, our audit committee, pursuant to its charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all the members of the audit committee is required to approve a related party transaction.

Certain Transactions of Lakeshore

On January 8, 2021, a total of 1,437,500 insider shares were issued to Lakeshore’s sponsor (“Sponsor”) at a price of approximately $0.017 per share for an aggregate of $25,000. On May 11, 2021, the Sponsor surrendered 553,314 insider shares, and then Lakeshore re-issued this portion of insider shares, purchased by hedge funds and representatives of underwriters and certain of their affiliates with nominal price. Subject to certain limited exceptions, the initial shareholders have agreed not to transfer, assign or sell their founder shares until six months after the date of the consummation of Lakeshore’s initial business combination or earlier if, subsequent to its initial business combination, Lakeshore consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property. On June 28, 2021, Lakeshore cancelled an aggregated of 70,750 insider shares in connection with the partial exercise of the IPO underwriter’s over-allotment option.

On June 15, 2021, Lakeshore’s sponsor, hedge funds and the representatives of underwriters and certain of their affiliates purchased an aggregate of 250,000 Private Units in a private placement at $10.00 per Private Unit. On June 28, 2021, Lakeshore consummated a private sale of an additional 11,675 Private Units to the above-mentioned private unit purchasers at $10.00 per Private Unit.

On February 10, 2021, Lakeshore issued a $450,000 principal amount unsecured promissory note to Lakeshore’s sponsor, and Lakeshore had received such amount as of the issuance date. The note was non-interest bearing and was fully repaid on June 14, 2021.

Lakeshore entered into agreements with its officers and directors to provide contractual indemnification in addition to the indemnification provided for in its amended and restated memorandum and articles of association.

Other than reimbursement of any out-of-pocket expenses incurred in connection with activities on Lakeshore’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, was permitted to be paid to the Sponsor, officers or directors, or to any of their respective affiliates, prior to or with respect to Lakeshore’s initial business combination. Lakeshore’s independent directors reviewed on a quarterly basis all payments that were made to the Sponsor, officers, directors or Lakeshore’s or their affiliates and were responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties. Total reimbursement paid to the Sponsor, officers or directors amounted to $44,504 from January 6, 2021 (Inception) to September 30, 2022. The balance amount was nil at September 30, 2022.

In September 2021, Lakeshore made a temporary payment of $30,000 to the Sponsor for the purpose of leasing an office on behalf of Lakeshore. Lakeshore cancelled this arrangement and the Sponsor returned the funds to Lakeshore on October 19, 2021. On September 12, 2022, the Company issued an unsecured promissory note in the aggregate principal amount of $200,000 to RedOne Investment Limited, the Sponsor.

Lakeshore entered into a registration rights agreement with respect to the insider shares and the Private Units, among other securities.

Certain Transactions of ProSomnus

ProSomnus is party to the following transactions in which related parties of ProSomnus have a material interest:

Subordinated Notes

Prior to January 2020, ProSomnus received advances under unsecured subordinated promissory note agreements for gross proceeds of $2,208,299. These advances are subordinate to ProSomnus’s line of credit and ProSomnus’s Subordinated Loan and Security Agreement described in the Notes to its financial statements included elsewhere in this proxy statement/prospectus. The Company received advances under unsecured subordinated promissory note agreements for total proceeds of $2,765,000 and $1,125,228 during the years ended December 31, 2021 and 2020, respectively. As of December 31, 2021, $1,440,000 of these advances were made by ProSomnus’s stockholders, directors and employees. The maturity date of the notes are 5 years after the date they are funded and noteholders can elect to receive interest quarterly at 15% per annum, or PIK interest at 20% per annum. These notes were converted into Common Stock upon the Closing of the Business Combination.

Registration Rights Agreement

In connection with the Business Combination, on December 6, 2022, LAAA Merger Corp. (“Pubco”), Lakeshore’s initial shareholders and certain existing stockholders of ProSomnus enter into a registration rights agreement to provide for the registration of the Common Stock received by them in the Acquisition Merger and the Reincorporation Merger. The initial shareholders and the ProSomnus stockholders are entitled to (i) make four written demands for registration under the Securities Act of all or part of their shares and (ii) “piggy-back” registration rights with respect to registration statements filed following the consummation of the Business Combination. PubCo will bear the expenses incurred in connection with the filing of any such registration statements.

Voting and Support Agreement

In connection with their entry into the Merger Agreement, Lakeshore and ProSomnus entered into a Voting and Support Agreement, dated as of May 9, 2022 (the “Voting and Support Agreement”), with certain ProSomnus stockholders, pursuant to which such ProSomnus stockholders agreed, among other things, (i) to vote the Company Stock (as defined in the Merger Agreement) held by them in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereunder, (ii) authorize and approve any amendment to ProSomnus’s Organizational Documents (as defined in the Merger Agreement) that is deemed necessary or advisable by ProSomnus for purposes of effecting the transactions contemplated under the Merger Agreement, and (iii) to not transfer, during the term of the Voting and Support Agreement, any Company Stock owned by them, except as permitted under the terms of the Voting and Support Agreement.

Non-Competition and Non-Solicitation Agreement

On December 6, 2022, Lakeshore, ProSomnus and each of Leonard Liptak, Sung Kim, Melinda Hungerman and Laing Rikkers (the “Key Management Members”) entered into non-competition and non-solicitation agreements (the “Non-Competition and Non-Solicitation Agreements”), pursuant to which the Key Management Members and their affiliates will agree not to compete with Lakeshore during the two-year period following the Closing and, during such two-year restricted period, not to solicit employees or customers or clients of such entities. The agreements also contain customary non-disparagement and confidentiality provisions.

Indemnification Agreements

On December 6, 2022, ProSomnus entered into indemnification agreements, dated as of the Closing Date, with each of ProSomnus’s directors and executive officers. Each indemnification agreement provides for indemnification and advancements by ProSomnus of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to ProSomnus or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

Employment Agreements and Other Transactions with Executive Officers

ProSomnus has entered into employment agreements and offer letter agreements with certain of its executive officers and reimburses affiliates for reasonable travel related expenses incurred while conducting business on behalf of ProSomnus. See the section entitled “Information About ProSomnus — Executive Compensation — ProSomnus’s Executive Officer and Board Member Compensation.”

Lock-up Agreements

In connection with the Business Combination, the legacy ProSomnus equityholders, including HPC II, entered into lock-up agreements that restrict such holder’s ability to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the shares issued in connection with the Business Combination for a period of six months after the closing of the Business Combination, provided that shares not held by Significant Company Stockholders (as such term is defined in the Merger Agreement, and which term includes HPC II) may be released from the lock-up restrictions, only if the volume weighted average price of the Company’s Common Stock equals or exceeds $12.50 per share for any 20 trading days within any 30 consecutive trading days beginning 90 days after the closing of the Business Combination.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of April 14, 2023, the record date, by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our common stock; and

•	each of our officers and directors.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 16,376,630 shares of common stock outstanding as of April 14, 2023. The table below does not include the common stock underlying the Private Warrants held by Sponsor or its affiliates because these securities are not exercisable until the registration statement of which this prospectus forms a part is effective. This table also excludes any Earnout Shares.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 5675 Gibraltar Drive, Pleasanton, CA 94588.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class
Directors and Named Executive Officers
Leonard Liptak	465,706	2.8%
Laing Rikkers(1)	354,390	2.2
Brian Dow	--	*
Melinda Hungerman	191,536	1.2
Sung Kim	107,316	*
Mark Murphy	92,008	*
William Johnson	76,526	*
Leonard Hedge	70,255	*
Jason Orchard	--	*
Steven Pacelli	18,200	*
Heather Rider	9,100	*
All executive officers and directors as a group (10 individuals)	1,385,037	8.5%

Greater than Five Percent Holders:
HealthpointCapital, LLC(2)	6,660,239	40.7%

*	Less than 1%

(1)	Ms. Rikkers serves on the investment committee at HealthpointCapital, LLC, but does not have beneficial ownership over shares held by the HPC Funds. Ms. Rikkers disclaims beneficial ownership of shares held by the HPC Funds, except to the extent of any pecuniary interest therein.
(2)	Includes interests to be acquired by funds (“HPC Funds”) managed by HealthpointCapital, LLC and/or its affiliates (“HPC”) in connection with the Business Combination. Does not include any interests that could be acquired in connection with a PIPE or Equity Investment. Voting and dispositive power over the shares is held by an investment committee at HealthpointCapital, LLC, composed of more than three individuals, one of whom is Ms. Rikkers and none of whom have beneficial ownership over the shares. Ms. Rikkers disclaims beneficial ownership of such shares held by the HPC Funds, except to the extent of any pecuniary interest therein. HPC’s address is 3708 Ashford Place, Greenville, NC 27858.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our Common Stock, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2022, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

AUDIT COMMITTEE REPORT

The following audit committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

Our Audit Committee is composed of “independent” directors, as determined in accordance with NASDAQ Stock Market’s Rules and Rule 10A-3 of the Exchange Act. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board of Directors. A copy of the charter can be found on the Company’s website at www.pulsebiosciences.com.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, assessing the independent auditor’s qualifications and independence, the performance and scope of independent audit procedures performed on our financial statements and internal control, and management’s process for assessing the adequacy of our system of internal control. Management is responsible for preparation, presentation, and integrity of our financial statements as well as our financial reporting process, accounting policies, internal control over financial reporting, and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has:

•	reviewed and discussed our audited financial statements with management and Marcum LLP, the independent auditors;

•	discussed with Marcum LLP the matters required to be discussed by the Auditing Standard No. 1301 – Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

•	received from Marcum LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the auditors their independence.

In addition, the Audit Committee has regularly met separately with management and with Marcum LLP

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

Members of the Audit Committee

William Johnson (Chair)

Jason Orchard

Steven Pacelli

AUDIT AND OTHER FEES

Audit and Other Fees Paid to Independent Registered Public Accounting Firms

We have paid or expect to pay the following fees to Marcum for work performed in 2022 attributable to the audit of our 2022 consolidated financial statements:

Fiscal Year Ended December 31, 2022
Audit Fees paid to Marcum	$196,000
Audit-Related Fees paid to Marcum	97,000
Tax Fees paid to Marcum	-
All Other Fees paid to Marcum	8,093
TOTAL FEES PAID TO MARCUM	$301,093

We have paid the following fees to SingerLewak for work performed in 2021 attributable to the audit of our 2021 consolidated financial statements and services rendered in connection with reporting during 2022:

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Audit Fees paid to SingerLewak	$-	$125,699
Audit-Related Fees paid to SingerLewak	83,479	-
Tax Fees paid to SingerLewak	-	-
All Other Fees paid to SingerLewak	2,549	6,985
TOTAL FEES PAID TO SINGERLEWAK	$86,028	$132,684

Audit Fees.    Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards. This category contains fees for comfort letters, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees.    Audit-related fees are assurance related services that traditionally are performed by the independent accountant, not included in the Audit Fees category above, including statutory audits.

Tax Fees.    Tax fees include corporate and subsidiary compliance and consulting.

All Other Fees.    Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.

Pre-Approval Policies and Procedures

The Audit Committee has established, and our Board of Directors has approved, a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Marcum, the Company’s independent registered accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.

PROPOSAL 2
APPROVAL OF PROSOMNUS, INC. 2023 EMPLOYEE STOCK PURCHASE PROGRAM

General

Stockholders are being asked to approve the ProSomnus, Inc. 2023 Employee Stock Purchase Plan (the “ESPP”). A total of 500,000 shares of the Company’s common stock (“Common Stock”) will be reserved for issuance under the ESPP, as described below under “Limits on Authorized Shares; Limits on Contributions.” Our Board has approved the ESPP, subject to stockholder approval at the Annual Meeting.

Under the ESPP, shares of the Company’s common stock will be available for purchase by eligible employees who elect to participate in the ESPP. Eligible employees will be entitled to purchase, by means of payroll deductions, limited amounts of the Company’s common stock at a discount during periodic offering periods. The ESPP will not be effective without stockholder approval.

The Board of Directors believes that the ESPP will help the Company retain and motivate eligible employees and will help further align the interests of eligible employees with those of the Company’s stockholders. The Company has not yet determined the timing of the initial offering period under the ESPP.

Summary Description of the ESPP

The principal terms of the ESPP are summarized below. The following summary is qualified in its entirety by the full text of the ESPP, which appears as Annex A to this Proxy Statement.

General

•	The ESPP has a 10-year term;

•	The ESPP provides for the grant of stock options, both incentive stock options and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, and performance shares to eligible individuals as the plan administrator (as defined below) may determine;

•	500,000 shares of our Common Stock will be authorized for issuance pursuant to awards under the ESPP;

•	Beginning with the 2024 Fiscal Year, there will be an annual increase, or “evergreen,” in the Shares authorized under the ESPP equal to the lesser of: (i) 500,000 Shares, (ii) 1% of the Company’s Common Stock outstanding at December 31 of the immediately preceding year, or (iii) such number of shares of our Common Stock determined by the Board of Directors; and

•	The ESPP will be administered by the Compensation Committee.

Administration

Our Board of Directors or the Compensation Committee administers the ESPP.  All questions of interpretation or application of the ESPP are determined by the administrator and its decisions are final and binding upon all participants.  The administrator has full and exclusive discretionary authority to construe, interpret, and apply the terms of the ESPP, to designate separate offerings under the ESPP, to adjudicate disputed claims under the ESPP, and to establish such procedures that it deems necessary for the administration of the ESPP.  The administrator is further authorized to adopt rules and procedures regarding eligibility to participate, the definition of “compensation,” handling of contributions, and making of contributions to the ESPP, among other responsibilities.  The administrator may permit the grant of purchase rights that do not qualify under Code Section 423 pursuant to rules, procedures or sub-plans adopted by that are designed to achieve desired tax or other objectives.

Shares Available for Issuance

A total of 500,000 shares of Common Stock will be reserved for issuance under the ESPP.  Additionally, the number of shares of Common Stock reserved for issuance will be increased on the first day of each Fiscal Year beginning with the 2024 Fiscal Year equal to the least of (i) 500,000 Shares, (ii) 1% of the outstanding shares of Common Stock on the last day of the immediately preceding Fiscal Year, or (iii) an amount determined by the Board of Directors prior to the last day of the preceding Fiscal Year.

Eligibility

Each employee of the Company (or the Company’s designated subsidiaries or affiliates) is eligible to participate in the ESPP, except that no employee will be eligible to participate in the ESPP to the extent that (i) immediately after the grant, such employee would own 5% or more of the combined voting power of all classes of capital stock of the Company or its parents or subsidiaries, or (ii) his or her rights to purchase stock under the ESPP accrues at a rate that exceeds $25,000 worth of stock (determined as of the fair market value of the shares on the beginning of the offering period) for each calendar year.  In addition, the administrator, in its sole discretion and prior to an offering date, may determine that an individual will not be eligible to participate if he or she: (i) has not completed at least 2 years of service since his or her last hire date (or such lesser period of time as may be determined by the administrator in its discretion), (ii) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the administrator in its discretion), (iii) customarily works not more than 5 months per calendar year (or such lesser period of time as may be determined by the administrator in its discretion), (iv) is an executive, officer or other manager, or (v) is a highly compensated employee under Section 414(q) of the Code.

Offering Period

Unless otherwise determined by the administrator, each offering period under the ESPP will have a duration of approximately 24 months, commencing on the first trading day on or after March 1 of each year and terminating on the first trading day on or after March 1, approximately 24 months later, and commencing on the first trading day on or after September 1 of each year and terminating on the first trading day on or after September 1, approximately 12 months later.  The administrator, in its discretion, may modify the terms of offering periods before they begin, provided that no offering period may last more than 27 months.  However, the first offering period under the ESPP will commence on the first trading day on or after June 15, 2023 and will end on the first trading day on or after September 1, 2024.

Participation

The ESPP permits participants to purchase shares of our Common Stock through payroll deductions of up to 20% of their eligible compensation, which includes base straight time gross earnings, but exclusive of payments for incentive compensation, bonuses, payments for overtime and shift premium, equity compensation income and other similar compensation.  Once an employee becomes a participant in the ESPP, the employee automatically will participate in each successive offering period until the employee withdraws from the ESPP or the employee’s employment with the Company or one of its designated subsidiaries or affiliates terminates.  On the first day of each offering period, each participant automatically is granted a right to purchase shares of our Common Stock.  This purchase right expires at the end of the offering period or upon termination of employment, whichever is earlier, but is exercised on the last trading day of the offering period to the extent of the contributions made during such offering period.

Purchase Price

Unless and until the administrator determines otherwise, the purchase price will be 85% of the lesser of the fair market value of our common stock on (i) the first day of the offering period, or (ii) the last day of the offering period, subject to compliance with the Code and the terms of the ESPP.  The fair market value of our common stock on any relevant date will be the closing price of our stock as reported on the Nasdaq Stock Market.

Payroll Deductions; Payment for Shares

Contributions are accumulated throughout each offering period, generally through payroll deductions.  The number of whole shares that a participant may purchase in each offering period will be determined by dividing the total amount of a participant’s contributions during that offering period by the purchase price; provided, however, that a participant may not purchase more than 45,000 shares each offering period.  During an offering period, a participant may discontinue his or her participation in the ESPP at any time.  Except as may be permitted by the administrator, a participant may elect to reduce (but not increase) the rate of his or her contributions once during an offering period, including to cease deductions (change contribution rate to 0%) but remain eligible to purchase shares on the next purchase date with funds previously contributed.  No fractional shares will be purchased under the ESPP and any contributions accumulated in a participant’s account that are not sufficient to purchase a full share will be refunded as soon as administratively possible after the end of the offering period.

All participant contributions are credited to the participant’s account, are generally only withheld in whole percentages and are included with the Company’s general funds where permissible.  Funds received by the Company pursuant to purchases under the ESPP will be added to the Company’s general funds but will not be segregated unless required by applicable law.  A participant generally may not make additional contributions into his or her account outside the regularly established process.

Withdrawal

Generally, a participant may withdraw all of his or her contributions from an offering period at any time by written or electronic notice without affecting his or her eligibility to participate in future offering periods.  Once a participant withdraws from a particular offering period, however, that participant may not participate again in the same offering period.  To participate in a subsequent offering period, the participant must deliver a new subscription agreement to the Company.

Termination of Employment

Upon termination of a participant’s employment for any reason, including disability or death, he or she will be deemed to have elected to withdraw from the ESPP and the contributions credited to the participant’s account (to the extent not used to make a purchase of our common stock) will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the ESPP, and such participant’s right to purchase shares under the ESPP will automatically be terminated.

Adjustments upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change of Control

Changes in Capitalization

In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other securities of the Company, or other change in the corporate structure of the Company affecting our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, then the administrator will adjust the number and class of common stock that may be delivered under the ESPP, the purchase price per share, the number of shares of common stock covered by each right to purchase shares under the ESPP that has not yet been exercised, and the maximum number of shares a participant can purchase during an offering period.

Dissolution or Liquidation

In the event of the Company’s proposed dissolution or liquidation, the administrator will shorten any offering period then in progress by setting a new purchase date and any offering periods will end on the new purchase date.  The new purchase date will be prior to the dissolution or liquidation.  If the administrator shortens any offering periods then in progress, the administrator will notify each participant in writing, at least ten business days prior to the new purchase date, that the purchase date has been changed to the new purchase date and that the right to purchase shares under the ESPP will be exercised automatically on the new purchase date, unless the participant has already withdrawn from the offering period.

Change in Control

In the event of a merger or “change in control,” as defined in the ESPP, each right to purchase shares under the ESPP will be assumed or an equivalent right to purchase shares will be substituted by the successor corporation or a parent or subsidiary of such successor corporation.  In the event the successor corporation refuses to assume or substitute for the ESPP purchase rights, the administrator will shorten the offering period with respect to which such ESPP purchase right relates by setting a new purchase date on which such offering period will end.  The new purchase date will be prior to the merger or change in control.  If the administrator shortens any offering periods then in progress, the administrator will notify each participant in writing, prior to the new purchase date, that the purchase date has been changed to the new purchase date and that the right to purchase shares under the ESPP will be exercised automatically on the new purchase date, unless the participant has already withdrawn from the offering period.

Amendment and Termination of the ESPP

The administrator may at any time amend, suspend, or terminate the ESPP, including the term of any offering period then outstanding.  Generally, no such termination can adversely affect previously granted rights to purchase shares under the ESPP.

Upon its approval by the stockholders, the ESPP will continue until terminated by our Board of Directors in accordance with the terms of the ESPP.

Plan Benefits

Participation in the ESPP is voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions.  Accordingly, future purchases under the ESPP are not determinable.  Non-employee directors are not eligible to participate in the ESPP.

Certain Federal Income Tax Information

The following brief summary of the effect of the U.S. federal income taxation upon the participant and the Company with respect to the shares purchased under the ESPP does not purport to be complete and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.

The ESPP, and the right of U.S. participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code.  Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of.  Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period.  If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period.  Any additional gain will be treated as long-term capital gain.  If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price.  Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase.  The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF THE U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE ESPP.  IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Required Vote and Recommendation of the Board for Proposal Two

The affirmative vote of a majority of the votes cast affirmatively or negatively is required to approve the ESPP. Abstentions and a broker non-vote will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED ABOVE AND SET FORTH IN ANNEX A HERETO.

PROPOSAL 3

APPROVAL OF CHANGE OF CONTROL UNDER NASDAQ LISTING RULE 5635(b)

Overview

We are proposing the Nasdaq Proposal in order to comply with Nasdaq Listing Rules 5635(b) in connection with the issuance of shares underlying our existing Convertible Notes. Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control.

Simultaneous with the closing of the Company’s Business Combination, the Company also issued an aggregate of $16.96 million principal value senior secured convertible notes (the “Senior convertible notes”) and an aggregate of $17.45 million principal value subordinated secured convertible notes (the “Subordinated convertible notes” and together with the Senior convertible notes, the “Convertible Notes”) to certain investors pursuant to previously announced Senior Securities Purchase Agreement and Subordinated Securities Purchase Agreement, each dated August 26, 2022. On December 2, 2022, shareholders of Lakeshore Acquisition I Corp. approved the issuance of shares of Common Stock underlying the Convertible notes in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities under Nasdaq Listing Rule 5635(d), but did not specifically approve the change of control resulting from any such issuance under Nasdaq Listing Rule 5635(b). As required under the indentures for the Senior convertible notes and Subordinated convertible notes, the Company is now seeking the approval of its stockholders specifically for the change of control that could result from a future issuance of shares of common stock underlying the Convertible Notes pursuant to Nasdaq Listing Rule 5635(b).

Effect of Proposal on Current Stockholders

If the Nasdaq Proposal is adopted, holders of Convertible Notes would be able to convert their Convertible Notes into shares of our Common Stock, regardless of whether such conversion would result in a Change of Control. As noted above, the stockholders of our predecessor, Lakeshore Acquisition I Corp. had previously approved the issuance of the shares of Common Stock underlying the Convertible Notes in excess of 20% of the number of shares of common stock outstanding before the issuance under Nasdaq Listing Rule 5635(d), but did not get separate approval for the change of control under Nasdaq Listing Rule 5635(b).

The indentures for the Senior convertible notes and Subordinated convertible notes require that we use commercially reasonable best efforts to obtain shareholder approval of the change of control under Nasdaq Listing Rule 5635(b). If the Nasdaq Proposal is not approved, holders of Convertible Notes would be unable to convert the Convertible Notes into shares of common stock if such conversion would cause their ownership to be in excess of 9.99% of our Common Stock. In addition, the indentures for the Senior convertible notes and Subordinated convertible notes would require us to continue to use commercially reasonable best efforts to obtain shareholder approval of such change of control, including taking on the expense of continuing to hold special meetings of stockholders and to engage in proxy solicitors at the Company’s expense. Such expenses could be costly and time consuming, could divert the attention of management and could negatively affect our results of operations.

Required Vote

Approval of the Nasdaq Proposal requires the affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock present and entitled to vote thereon at the Annual Meeting any adjournment thereof.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 3 TO APPROVE THE POTENTIAL CHANGE OF CONTROL UNDER NASDAQ LISTING RULE 5635(b) UPON THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING THE CONVERTIBLE NOTES.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Company has been advised by Marcum that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its affiliates, in any capacity. One or more representatives of Marcum is expected to be present at this year’s Annual Meeting with an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

Although the submission of the appointment of Marcum is not required by the Company’s bylaws or otherwise, the Board is submitting it to the shareholders for ratification to ascertain their views. If the shareholders do not ratify the appointment, we will not be bound to seek another independent registered public accountant for 2023, but the selection of other independent registered public accounting firms will be considered in future years. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

The shares represented by your proxy will be voted “FOR” the ratification of the selection of Marcum unless you specify otherwise.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 4 TO RATIFY THE
APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the 2023 Annual Meeting of Stockholders. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.

You are cordially invited to participate in the 2023 Annual Meeting of Stockholders. Whether or not you plan to participate in the meeting, you are requested to indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form.

By order of the Board of Directors

Brian Dow
Chief Financial Officer

Pleasanton, California
[•], 2023

APPENDIX A

PROSOMNUS, INC.

2023 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions. The Company intends for the Plan to have two components: a component that is intended to qualify as an “employee stock purchase Plan” under Section 423 of the Code (the “423 Component”) and a component that is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “Non-423 Component”). The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. An option to purchase shares of Common Stock under the Non-423 Component will be granted pursuant to rules, procedures, or sub-plans adopted by the Administrator designed to achieve tax, securities laws, or other objectives for Eligible Employees and the Company. Except as otherwise provided herein or by the Administrator, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2. Definitions.

(a) “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

(b) “Affiliate” means any entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

(c) “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where options are, or will be, granted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, (A) the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control and (B) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, the direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(f) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or U.S. Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(g) “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means ProSomnus, Inc., a corporation incorporated under the Laws of the State of Delaware, or any successor thereto.

(j) “Compensation” includes an Eligible Employee’s base straight time gross earnings, prior to salary reductions (such as pursuant to Sections 125,132(f) or 401(k) of the Code), but excluding payments for commissions, incentive compensation, bonuses, payments for overtime and shift premium, equity compensation income, allowances and reimbursements for expenses such as relocation allowances or travel expenses and other similar compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period. Further, the Administrator shall have discretion to determine the application of this definition to Participants outside the United States.

(k) “Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

(l) “Designated Company” means any Subsidiary or Affiliate that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies, provided, however that at any given time, a Subsidiary that is a Designated Company under the 423 Component will not be a Designated Company under the Non-423 Component.

(m) “Director” means a member of the Board.

(n) “Eligible Employee” means any individual who is a common law employee, as classified on the payroll records of the Company and each Designated Company, providing services to the Company or a Designated Company and is customarily employed for more than twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under Applicable Laws) for purposes of any separate Offering or for Participants in the Non-423 Component. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws with respect to the Participant’s participation in the Plan. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (for each Offering under the 423 Component, on a uniform and nondiscriminatory basis or as otherwise permitted by U.S. Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least one (1) year of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering under the 423 Component in an identical manner to all highly compensated individuals of the Employer whose employees are participating in that Offering. Each exclusion will be applied with respect to an Offering under the 423 Component in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii). Such exclusions may be applied with respect to an Offering under the Non- 423 Component without regard to the limitations of U.S. Treasury Regulation Section 1.423-2.

(o) “Employer” means the employer of the applicable Eligible Employee(s).

(p) “Enrollment Date” means the first Trading Day of each Offering Period.

(q) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder

(r) “Exercise Date” means the first Trading Day on or after March 1 and September 1 of each Purchase Period or as may be determined by the Administrator, in its discretion from time to time prior to an Enrollment Date for all options granted on such Enrollment Date. Notwithstanding the foregoing, the first Exercise Date under the Plan will be September 1, 2023. In the event that an Offering Period is terminated prior to its expiration pursuant to Section 19, the Administrator, in its sole discretion, may determine that such Offering Period will terminate without options being exercised on the Exercise Date that otherwise would have occurred on the last Trading Day of such Purchase Period.

(s) “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of a share of Common Stock determined as follows:

(i) The closing sales price for Common Stock as quoted on any established stock exchange or national market system (including without limitation the New York Stock Exchange, Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market) on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator. In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(t) “Fiscal Year” means the fiscal year of the Company.

(u) “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

(v) “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

(w) “Offering Periods” means the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, (i) commencing on the first Trading Day on or after March 1 and September 1 of each year and terminating on the first Trading Day on or after March 1 and September 1, approximately twenty-four (24) months later; provided, however, that the first Offering Period under the Plan will commence June 15, 2023 and will end on the earlier of (i) the first Trading Day on or after September 1, 2025, or (ii) twenty-seven (27) months from the beginning of the first Offering Period, and provided, further, that the second Offering Period under the Plan will commence on the first Trading Day on or after September 1, 2023. The duration and timing of Offering Periods may be changed pursuant to Sections 4 and 19.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y) “Participant” means an Eligible Employee who participates in the Plan.

(z) “Plan” means this ProSomnus, Inc. 2023 Employee Stock Purchase Plan.

(aa) “Purchase Period” means the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period will commence on the Enrollment Date and end with the next Exercise Date.

(bb) “Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other Applicable Law, regulation or stock exchange rule) or pursuant to Section 19.

(cc) “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities (the “Registration Statement”).

(dd) “Section 409A” means Section 409A of the Code and the regulations and guidance thereunder, and formal, effective guidance of either general applicability or direct applicability thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.

(ee) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ff) “Trading Day” means a day that the primary stock exchange (or national market system, or other trading platform, as applicable) upon which the Common Stock is listed is open for trading.

(gg) “U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code shall include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3. Eligibility.

(a) First Offering Period. Any individual who is an Eligible Employee immediately prior to the first Offering Period automatically will be enrolled in the first Offering Period, subject to the requirements of Section 5.

(b) Subsequent Offering Periods. Any Eligible Employee on a given Enrollment Date subsequent to the first Offering Period will be eligible to participate in the Plan, subject to the requirements of Section 5.

(c) Non-U.S. Employees. Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In the case of the Non-423 Component, an Eligible Employee may be excluded from participation in the Plan or an Offering if the Administrator has determined that participation of such Eligible Employee is not advisable or practicable.

(d) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

4. Offering Periods. Offering Periods will be twenty-four (24) month periods. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter; provided, however, that no Offering Period may last more than twenty-seven (27) months.

5. Participation.

(a) First Offering Period. An Eligible Employee will be entitled to continue to participate in the first Offering Period pursuant to Section 3(a) only if such individual submits a subscription agreement authorizing Contributions in a form determined by the Administrator (which may be similar to the form attached hereto as Exhibit A) to the Company’s designated plan administrator (i) no earlier than the effective date of the Form S-8 registration statement with respect to the issuance of Common Stock under this Plan and (ii) with respect to the first Offering Period, no later than ten (10) business days following the effective date of such Form S-8 registration statement or such other date as the Administrator may determine (the “Enrollment Window”). An Eligible Employee’s failure to submit the subscription agreement during the Enrollment Window will result in the automatic termination of such individual’s participation in the first Offering Period

(b) Subsequent Offering Periods. An Eligible Employee may participate in the Plan pursuant to Section 3(b) by (i) submitting to the Company’s stock administration office (or its designee) a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure determined by the Administrator, in either case, on or before a date determined by the Administrator prior to an applicable Enrollment Date.

6. Contributions.

(a) At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period in an amount not exceeding twenty percent (20%) of the Compensation, which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a Participant will have any Contributions made on such day applied to his or her account under the then-current Purchase Period or Offering Period with respect to which that Exercise Date relates. The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b) In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day on or prior to the last Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof; provided, however, that for the first Offering Period, payroll deductions will commence on the first pay day on or following the end of the Enrollment Window.

(c) All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages of his or her Compensation only. A Participant may not make any additional payments into such account.

(d) A Participant may discontinue his or her participation in the Plan as provided under Section 10. Until and unless determined otherwise by the Administrator, in its sole discretion, during any Offering Period, a Participant may not increase the rate of his or her Contributions and may only decrease the rate of his or her Contributions (including to zero percent (0%)) one (1) time. A Participant may make a Contribution rate adjustment pursuant to this subsection (d) by (i) properly completing and submitting to the Company’s stock administration office (or its designee), a new subscription agreement authorizing the change in Contribution rate in the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator, in either case, on or before a date determined by the Administrator prior to (x) the scheduled beginning of the first Offering Period to be affected or (y) an applicable Exercise Date, as applicable. If a Participant has not followed such procedures to change the rate of Contributions, the rate of his or her Contributions will continue at the originally elected rate throughout the Offering Period and future Offering Periods and Purchase Periods (unless the Participant’s participation is terminated as provided in Sections 10 or 11). The Administrator may, in its sole discretion, limit or amend the nature and/or number of Contribution rate changes (including to permit, prohibit and/or limit increases and/or decreases to rate changes) that may be made by Participants during any Offering Period or Purchase Period, and may establish such other conditions or limitations as it deems appropriate for Plan administration. Any change in the rate of Contributions made pursuant to this Section 6(d) will be effective as of the first full payroll period following five (5) business days after the date on which the change is made by the Participant (unless the Administrator, in its sole discretion, elects to process a given change in payroll deduction rate more quickly).

(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(d), a Participant’s Contributions may be decreased to zero percent (0%) by the Administrator at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 3(d) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f) Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Participants to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted or advisable under Applicable Laws, (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code; or (iii) the Participants are participating in the Non-423 Component.

(g) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding or payment on account obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

7. Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Offering Period more than 45,000 shares of Common Stock (subject to any adjustment pursuant to Section 18) and provided further that such purchase will be subject to the limitations set forth in Sections 3(d) and 13 and in the subscription agreement. The Eligible Employee may accept the grant of such option (i) with respect to the first Offering Period by submitting a properly completed subscription agreement in accordance with the requirements of Section 5 on or before the last day of the Enrollment Window, and (ii) with respect to any subsequent Offering Period under the Plan, by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period and/or Offering Period, as applicable. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10 (or Participant’s participation is terminated as provided in Section 11). The option will expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a Participant withdraws from the Plan as provided in Section 10 (or Participant’s participation is terminated as provided in Section 11), his or her option for the purchase of shares of Common Stock will be exercised automatically on each Exercise Date, and the maximum number of full shares of Common Stock subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full share will be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, as applicable, subject to earlier withdrawal by the Participant as provided in Section 10 (or the earlier termination of Participant’s participation as provided in Section 11). Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase shares of Common Stock hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 19. The Company may make a pro rata allocation of the shares of Common Stock available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares of Common Stock for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or with a trustee or designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker, trustee or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions or other dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.

10. Withdrawal.

(a) A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit B), or (ii) following an electronic or other withdrawal procedure determined by the Administrator. The Administrator may set forth a deadline of when a withdrawal must occur to be effective prior to a given Exercise Date in accordance with policies it may approve from time to time. All of the Participant’s Contributions credited to his or her account will be paid to such Participant as soon as administratively practicable after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

(b) A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

11. Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed automatically and without further action on their part to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant, or, in the case of his or her death, to the person or persons entitled thereto, and such Participant’s option will be automatically terminated. Unless otherwise provided by the Administrator, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan. The Administrator may establish rules to govern transfers of employment among the Company and any Designated Company, consistent with any applicable requirements of Section 423 of the Code and the terms of the Plan. In addition, the Administrator may establish rules to govern transfers of employment among the Company and any Designated Company where such companies are participating in separate Offerings under the Plan. However, if a Participant transfers from an Offering under the 423 Component to the Non-423 Component, the exercise of the option will be qualified under the 423 Component only to the extent it complies with Section 423 of the Code, unless otherwise provided by the Administrator.

12. Interest. No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, will apply to all Participants in the relevant Offering under the 423 Component, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be 500,000 shares of Common Stock. The number of shares of Common Stock available for issuance under the Plan will be automatically increased on the first day of each Fiscal Year beginning with the 2023 Fiscal Year equal to the least of (i) 500,000 shares of Common Stock, (ii) one percent (1%) of the outstanding shares of Common Stock on the last day of the immediately preceding Fiscal Year, or (iii) an amount determined by the Administrator no later than the last day of the immediately preceding Fiscal Year. The shares of Common Stock may be authorized, but unissued, or reacquired Common Stock.

(b) Until the shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

(c) Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, if so required under Applicable Laws, in the name of the Participant and his or her spouse.

14. Administration. The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to delegate ministerial duties to any of the Company’s employees, to designate separate Offerings under the Plan, to designate Subsidiaries and Affiliates as participating in the 423 Component or Non-423 Component, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary or advisable for the administration of the Plan (including, without limitation, to adopt such procedures, sub-plans, and appendices to the enrollment agreement as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which rules, procedures, sub-plans and appendices may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such rules, procedures, sub-plan or appendix, the provisions of this Plan will govern the operation of such rules, procedure, sub-plan or appendix). Unless otherwise determined by the Administrator, the Eligible Employees eligible to participate in each sub-plan will participate in a separate Offering under the 423 Component, or if the terms would not qualify under the 423 Component, in the Non-423 Component, in either case unless such designation would cause the 423 Component to violate the requirements of Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

15. Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16. Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings or for Participants in the Non-423 Component for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party, provided that, if such segregation or deposit with an independent third party is required by Applicable Laws, it will apply to all Participants in the relevant Offering under the 423 Component, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f). Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.

17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

18. Adjustments, Dissolution, Liquidation, Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share, the class and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period shall end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

19. Amendment or Termination.

(a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 18). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12 hereof) as soon as administratively practicable.

(b) Without stockholder consent and without limiting Section 19(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange rate applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(ii) altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;

(iii) shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;

(iv) reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

(v) reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Participants.

20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Section 409A. The 423 Component of the Plan is intended to be exempt from the application of Section 409A, and, to the extent not exempt, is intended to comply with Section 409A and the terms of the Plan will be interpreted to cause the Plan to be exempt from, or comply with, Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Section 409A. Notwithstanding the foregoing, the Company and any of its Parent or Subsidiaries shall have no obligation to reimburse, indemnify, or hold harmless a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Section 409A.

23. Term of Plan. The Plan will become effective upon the later to occur of (a) its adoption by the Board or (b) the business day immediately prior to the Registration Date. It will continue in effect for a term of twenty (20) years, unless sooner terminated under Section 19.

24. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

25. Governing Law. The Plan will be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

26. No Right to Employment. Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or Affiliate, as applicable. Furthermore, the Company or a Subsidiary or Affiliate may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.

27. Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

28. Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.

29. Incapacity or Participant or Beneficiary. If any person entitled to receive a distribution under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefor will have been made by a duly qualified guardian or other legal representative), then, unless and until claim therefor will have been made by a duly appointed guardian or other legal representative of the person, the Company or applicable Designated Company may provide for the payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of the person. Any such payment will be a payment for the account of such person and a complete discharge of any liability of the Company and Designated Company and the Plan therefor.

EXHIBIT A

PROSOMNUS, INC.

2023 EMPLOYEE STOCK PURCHASE PLAN

GLOBAL FORM OF SUBSCRIPTION AGREEMENT

_____ Original Application	Offering Date: _________________
_____ Change in Payroll Deduction Rate

1. ____________________ hereby elects to participate in the ProSomnus, Inc. 2023 Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Global Form of Subscription Agreement (the “Subscription Agreement”) and the Plan. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Subscription Agreement.

2. I understand that the Plan is a voluntary plan and I acknowledge that any payroll deductions I elect to contribute to the Plan are made on an entirely voluntary basis. I understand that, subject to the provisions of the Plan, I may freely withdraw from participation in the Plan and receive a full refund of all voluntary contributions I have made under the Plan that have not been applied towards the purchase of shares of Common Stock. I hereby authorize and consent to payroll deductions from each paycheck in the amount of ____% (from 0 to twenty percent (20%)) of my Compensation on each payday during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.) I acknowledge that a lesser percentage of my Compensation than indicated by me may be contributed if necessary to comply with applicable laws (in particular applicable laws related to minimum salary requirements). I understand that only my first, one election to decrease the rate of my payroll deductions may be applied with respect to an ongoing Offering Period in accordance with the terms of the Plan, and any subsequent election to decrease the rate of my payroll deductions during the same Offering Period, and any election to increase the rate of my payroll deductions during any Offering Period, will not be applied to the subsequent Offering Period. Finally, I agree to execute a separate participation agreement with the Company or, if different, my employer (the “Employer”) or any other agreement or consent that may be required by the Employer or the Company in connection with this authorization, either now or in the future. I understand I will not be able to participate in the Plan if I fail to execute any such consent or agreement.

3. I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option and purchase shares of Common Stock under the Plan. I further understand that if I am outside of the U.S., my payroll deductions will be converted to U.S. dollars at an exchange rate selected by the Company on the Exercise Date.

4. I have received a copy of the complete Plan and its accompanying prospectus. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

5. Shares of Common Stock purchased for me under the Plan should be issued in the name(s) of _____________ (Eligible Employee or Eligible Employee and spouse only).

6. If I am a U.S. taxpayer and participate in the 423 Component, I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one (1) year after the applicable Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price that I paid for the shares. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of my shares and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of such shares. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two (2)-year and one (1)-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.       Data Protection.

(a) Data Collection and Usage. The Company and the Employer collect, process and use certain personal information about me, including, but not limited to, my name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all options granted under the Plan or any other entitlement to shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in my favor (“Data”), for the purposes of implementing, administering and managing my participation in the Plan. The legal basis, where required, for the processing of Data is my consent.

(b) Stock Plan Administration Service Providers. The Company transfers Data to its Designated Broker and certain of its affiliated companies (“Service Provider”), an independent service provider based in the United States which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. I may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.

(c) International Data Transfers. The Company and Service Provider are based in the United States. My country or jurisdiction may have different data privacy laws and protections than the United States. The Company’s legal basis for the transfer of Data, where required, is my consent.

(d) Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage my participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. This period may extend beyond my period of employment. When the Company or the Employer no longer need Data for any of the above purposes, they will cease processing it in this context and remove it from all of their systems used for such purposes, to the fullest extent possible.

(e) Voluntariness and Consequences of Consent, Denial or Withdrawal. Participation in the Plan is voluntary and I am providing the consent herein on a purely voluntary basis. If I do not consent, or if I later seek to revoke my consent, my salary from or employment with the Employer will not be affected; the only consequence of refusing or withdrawing my consent is that the Company would not be able to grant an option to purchase shares of Common Stock under the Plan to me or other equity awards or administer or maintain such awards.

(f) Data Subject Rights. I may have a number of rights under data privacy laws in my jurisdiction. Depending on where I am based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) lodge complaints with competent authorities in my jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, I can contact my local human resources representative.

(g) Alternate Basis and Additional Consents. I understand that, to the extent permitted by applicable law, the Company may rely on a different legal basis for the collection, processing or transfer of Data in the future and/or request that I provide another data privacy consent. If applicable, upon request of the Company or the Employer, I agree to provide an executed data privacy consent form to the Company and/or the Employer (or any other agreements or consents that may be required by the Company and/or the Employer) that the Company and/or the Employer may deem necessary to obtain from me for the purpose of administering my participation in the Plan in compliance with the applicable data privacy laws, either now or in the future. I understand and agree that I will not be able to participate in the Plan if I fail to provide any such consent or agreement requested by the Company and/or the Employer.

I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

Employee’s ID Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

ADDITIONAL TERMS AND CONDITIONS FOR

PARTICIPANTS OF NON-423 COMPONENT

Capitalized terms used but not defined in these Additional Terms and Conditions for Participants of Non-423 Component shall have the meanings set forth in the Plan and/or the Subscription Agreement.

1. Responsibility for Taxes.

(a) I acknowledge that, regardless of any action taken by the Company or, if different, the Employer, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to my participation in the Plan and legally applicable to me (“Tax-Related Items”) is and remains my responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. I further acknowledge that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Plan, including, but not limited to, the grant of the option to purchase shares of Common Stock, the purchase of shares of Common Stock, the issuance or disposition of shares of Common Stock purchased under the Plan or the receipt of any dividends and (ii) do not commit to and are under no obligation to structure the terms of the option or any aspect of the Plan to reduce or eliminate my liability for Tax-Related Items or achieve any particular tax result. Further, if I am subject to Tax-Related Items in more than one jurisdiction, I acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Prior to any relevant taxable or tax withholding event, as applicable, I agree to make arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, I authorize the Company and/or the Employer to satisfy any applicable withholding obligations with regard to any Tax-Related Items by one or a combination of the following: (i) withholding from my wages or other cash compensation payable to me by the Company and/or the Employer, (ii) requiring me to make a cash payment; (iii) withholding from proceeds of the sale of shares of Common Stock under the Plan, either through a voluntary sale or through a mandatory sale arranged by the Company (on my behalf pursuant to this authorization without further consent), (iv) withholding from shares of Common Stock otherwise issuable upon purchase, or (v) any other method determined by the Company and compliant with applicable law, provided, however, that if I am an officer of the Company within the meaning of Section 16 of the Exchange Act, the obligation for Tax-Related Items will be satisfied only by one or a combination of methods (i), (ii), (iii) and (v) above.

(c) The Company may withhold or account for Tax-Related Items by considering statutory withholding amounts or other withholding rates, including maximum rates applicable in my jurisdiction(s). In the event of over-withholding, I may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in shares of Common Stock) or, if not refunded, I may be able to seek a refund from the local tax authorities. In the event of under-withholding, I may be required to pay additional Tax-Related Items directly to the applicable tax authority. If the obligation for Tax-Related Items is satisfied by withholding shares of Common Stock, for tax purposes, I will be deemed to have been issued the full number of shares of Common Stock subject to the option, notwithstanding that a number of shares of Common Stock is held back solely for the purpose of satisfying the Tax-Related Items.

(d) Finally, I agree to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of my participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to purchase or deliver the shares of Common Stock or the proceeds of the sale of shares of Common Stock if I fail to comply with my obligations in connection with the Tax-Related Items.

2. Nature of Grant. By enrolling and participating in the Plan, I acknowledge, understand and agree that:

(a) the Plan is established voluntarily by the Company and is discretionary in nature;

(b) the grant of the option to purchase shares of Common Stock is exceptional, voluntary and occasional and does not create any contractual or other right to receive future options to purchase shares of Common Stock or benefits in lieu of options to purchase shares of Common Stock, even if options to purchase shares of Common Stock have been granted in the past;

(c) all decisions with respect to future grants of options to purchase shares of Common Stock under the Plan or other grants, if any, will be at the sole discretion of the Company;

(d) the option to purchase shares of Common Stock and my participation in the Plan shall not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company, the Employer or any Subsidiary or Affiliate and shall not interfere with the ability of the Employer to terminate my employment relationship (if any);

(e) I am voluntarily participating in the Plan;

(f) the option to purchase shares of Common Stock and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;

(g) the option to purchase shares of Common Stock and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation or salary for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, leave-related payments, pension or retirement or welfare benefits or similar mandatory payments;

(h) unless otherwise agreed with the Company, the option to purchase shares of Common Stock and the shares of Common Stock acquired under the Plan, and the income from and value of same, are not granted as consideration for, or in connection with, the service I may provide as a director of any Subsidiary or Affiliate;

(i) the future value of the underlying shares of Common Stock is unknown, indeterminable and cannot be predicted with certainty;

(j) the value of such shares of Common Stock purchased under the Plan may increase or decrease in the future, even below the Purchase Price;

(k) no claim or entitlement to compensation or damages shall arise from forfeiture of the option to purchase shares of Common Stock resulting from termination of my status as an Eligible Employee (regardless of the reason for the termination and whether or not the termination is later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any);

(l) for purposes of participation in the Plan, my status as an Eligible Employee will be considered terminated as of the date I am no longer actively providing services to the Company or any Designated Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), and will not be extended by any notice period (e.g., my period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any); the Administrator shall have the exclusive discretion to determine when I am no longer actively providing services for purposes of the Plan (including whether I may still be considered to be providing services while on a leave of absence); and

(m) neither the Company, the Employer nor any other Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between my local currency and the United States dollar that may affect the value of the shares of Common Stock or any amounts due pursuant to the purchase of the shares of Common Stock or the subsequent sale of any shares of Common Stock purchased under the Plan.

3. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding my participation in the Plan or the purchase or sale of the shares of Common Stock. I should consult his or her own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.

4. Governing Law. This Subscription Agreement and the option to purchase shares of Common Stock under the Plan will be governed by, and construed in accordance with, the laws of the State of Delaware.

5. Language. I acknowledge that I am proficient in the English language, or have consulted with an advisor who is sufficiently proficient in English, so as to allow me to understand the terms and conditions of this Subscription Agreement. If I have received this Subscription Agreement or any other document related to the option to purchase shares of Common Stock or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

6. Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company, now or in the future.

7. Severability. The provisions of this Subscription Agreement are severable, and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

8. Country-Specific Terms and Conditions. My participation in the Plan shall be subject to any additional terms and conditions set forth in the Country-Specific Terms and Conditions attached hereto for my country. Moreover, if I relocate to one of the countries included in the Country-Specific Terms and Conditions, the additional terms and conditions for such country will apply to me, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country-Specific Terms and Conditions constitute part of this Subscription Agreement.

9. Imposition of Other Requirements. The Company reserves the right to impose other requirements on my participation in the Plan and on any shares of Common Stock purchased under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

10. Waiver. I acknowledge that a waiver by the Company of breach of any provision of this Subscription Agreement shall not operate or be construed as a waiver of any other provision of this Subscription Agreement, or of any subsequent breach by me or any other Participant.

11. Insider Trading Restrictions / Market Abuse Laws. By enrolling and participating in the Plan, I acknowledge that I am bound by all the terms and conditions of the Company’s insider trading policy as may be in effect from time to time. Further, I may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including, but not limited to, the United States and my country, the broker’s country, or the country in which the shares of Common Stock are listed (if different), which may affect my ability to accept, acquire, sell or otherwise dispose of shares of Common Stock or rights to shares of Common Stock (e.g., the option to purchase shares of Common Stock under the Plan) or rights linked to the value of shares of Common Stock during such times as I am considered to have “inside information” regarding the Company (as defined by the laws or regulations in applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders I placed before possessing inside information. Furthermore, I could be prohibited from (i) disclosing the information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. I acknowledge that it is my responsibility to comply with any applicable restrictions and that I should consult my personal advisor on this matter.

12. Foreign Asset/Account, Exchange Control and Tax Requirements. I acknowledge that, depending on my country, there may be certain foreign asset and/or account reporting requirements or exchange control restrictions which may affect my ability to acquire or hold shares of Common Stock or cash received from participating in the Plan (including proceeds from the sale of shares of Common Stock and the receipt of any dividends paid on shares of Common Stock) in, to and/or from a brokerage or bank account or legal entity outside my country. I may be required to report such accounts, assets or related transactions to the tax or other authorities in my country. I also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to my country through a designated bank or broker and/or within a certain time after receipt. I acknowledge that I am responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult my personal legal and tax advisors on this matter.

COUNTRY-SPECIFIC TERMS AND CONDITIONS

Capitalized terms used but not defined in these Country-Specific Terms and Conditions shall have the meanings set forth in the Plan, the Global Subscription Agreement and/or the Additional Terms and Conditions for Non-U.S. Participants.

Terms and Conditions

These Country-Specific Terms and Conditions include special terms and conditions that govern the option to purchase shares of Common Stock under the Plan if I reside and/or work in one of the countries listed below. If I am a citizen or resident of a country (or are considered as such for local law purposes) other than the one in which I am currently residing and/or working or if I relocate to another country after enrolling in the Plan, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to me.

Notifications

These Country-Specific Terms and Conditions also include notifications relating to exchange control and other issues of which I should be aware of with respect to my participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the countries listed in this country addendum, as of March 2023. Such laws are often complex and change frequently. As a result, the Company strongly recommends that I not rely on the notifications herein as the only source of information relating to the consequences of my participation in the Plan because the information may be outdated when I purchase shares of Common Stock under the Plan or when I subsequently sell shares of Common Stock purchased under the Plan.

In addition, the notifications are general in nature and may not apply to my particular situation, and the Company is not in a position to assure me of any particular result. Accordingly, I should seek appropriate professional advice as to how the relevant laws in my country may apply to my situation.

Finally, if I am a citizen or resident of a country (or I am considered as such for local law purposes) other than the one in which I am currently residing and/or working or if I relocate to another country after enrolling in the Plan, the information contained herein may not be applicable to me in the same manner.

AUSTRALIA

Notifications

Securities Law Information. If I acquire shares of Common Stock pursuant to the Plan and offer the shares of Common Stock for sale to a person or entity resident in Australia, such offer may be subject to disclosure requirements under Australian law. I should obtain legal advice regarding my disclosure obligations prior to making any such offer.

Exchange Control Information. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and for international fund transfers. The Australian bank assisting with the transaction will file the report on my behalf. If there is no Australian bank involved in the transfer, I may be required to file the report.

Nature of Plan. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in that Act).

AUSTRIA

Notifications

Exchange Control Information. If I hold shares of Common Stock obtained under the Plan or cash (including proceeds from the sale of shares of Common Stock) outside of Austria, I may be required to submit reports to the Austrian National Bank as follows: (i) on a quarterly basis if the value of the shares of Common Stock as of any given quarter meets or exceeds €30,000; and (ii) on an annual basis if the value of the shares of Common Stock as of December 31 meets or exceeds €5,000,000. The quarterly reporting date is as of the last day of the respective quarter; the deadline for filing the quarterly report is the 15th day of the month following the end of the respective quarter. The deadline for filing the annual report is January 31 of the following year.

When the shares of Common Stock are sold, I may be required to comply with certain exchange control obligations if the cash proceeds from the sale are held outside of Austria. If the transaction volume of all of my accounts abroad meets or exceeds €10,000,000, the movements and balances of all accounts must be reported monthly, as of the last day of the month, on or before the 15th day of the following month.

BELARUS

Notifications

Exchange Control Information. If I remit funds out of Belarus in connection with the purchase of shares of Common Stock, I may be required obtain a permit from the National Bank. Further, I may be subject to foreign humanitarian aid regulations which are subject to change. I should consult with my personal legal advisor regarding any exchange control or foreign humanitarian aid obligations that I may have prior to acquiring shares of Common Stock or receiving proceeds from the sale of shares of Common Stock acquired under the Plan. I am responsible for ensuring compliance with all exchange control and foreign humanitarian aid laws in Belarus.

CANADA

Terms and Conditions

Acknowledgment of Conditions. The following provision supplements Section 2(l) of the Additional Terms and Conditions for Participants of Non-423

Component of the Subscription Agreement:

Except as may otherwise be explicitly provided in the Plan or the Subscription Agreement, my right to purchase shares of Common Stock will terminate and the period remaining to exercise the right to purchase shares of Common Stock will be measured effective as of the date that is the earlier of: (1) the date my employment is terminated, no matter how the termination arises; and (2) the date I receive notice of termination of employment from the Employer. In either case, the date shall exclude any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under local law. For greater certainty, I will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which my right to exercise terminates, nor will I be entitled to any compensation for the lost ability to participate in the Plan. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, my right to participate in the Plan, if any, will terminate effective as of the last day of the minimum statutory notice period, but I will not earn or be entitled to pro-rated right to purchase shares of Common Stock if the Exercise Date falls after the end of my statutory notice period, nor will I be entitled to any compensation for the lost ability to participate in the Plan.

The following provisions apply if the Participant is a resident of Quebec:

Language Consent

The parties acknowledge that it is their express wish that the Subscription Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent qu’elles souhaitent expressément que le contrat d’abonnement, ainsi que tous les documents, avis et procédures judiciaires engagés, donnés ou intentés en vertu des présentes ou s’y rapportant directement ou indirectement, soient rédigés en anglais.

Notifications

Securities Law Information. I am permitted to sell shares acquired through the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the shares are listed.

Foreign Asset/Account Reporting Information. Foreign specified property (including shares of Common Stock) held by Canadian residents must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total cost of such foreign specified property exceeds C$100,000 at any time during the year. Foreign specified property includes shares of Common Stock acquired under the Plan and may include the right to purchase shares of Common Stock under Plan. The right to purchase shares of Common Stock must be reported if the $100,000 cost threshold is exceeded because of other foreign property I hold. If shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares of Common Stock. The ACB would normally equal the Fair Market Value of the shares of Common Stock at exercise, but if I own other shares, this ACB may have to be averaged with the ACB of the other shares owned by me. If due, the Form must be filed by April 30 of the following year. I should speak with a personal tax advisor to determine the scope of foreign property that must be considered for purposes of this requirement.

FRANCE

Terms and Conditions

Language Consent. By completing the enrollment process and accepting the Subscription Agreement, I confirm that I have read and understood the documents relating to the option grant (the Plan, the Subscription Agreement and these Country Specific Terms and Conditions) which were provided to me in the English language. I accept the terms of these documents accordingly.

Consentement Relatif à la Langue Utilisée. En complétant le processus d’inscription et en acceptant le contrat d’abonnement, je confirme avoir lu et compris les documents relatifs aux droits d’achat (le plan, le contrat d’abonnement et les présentes conditions générales spécifiques au pays) qui m’ont été fournis en anglais. J’accepte les termes de ces documents en conséquence.

Payroll Deductions/Contributions and Purchase of Shares. The following provision shall supplement Section 2 of the Subscription Agreement:

I hereby expressly authorize payroll deductions from each paycheck in the amount of the percentage of my Compensation that I designate on each payday (from 1 to 15%) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

Retenues sur la paie / Cotisations et Achat D’actions. La disposition suivante remplace le premier paragraphe de la section 2 du contrat d’abonnement:

Par la présente, j’autorise expressément les retenues sur la paie sur chaque chèque de paie à hauteur du pourcentage de ma rémunération que je désigne pour chaque jour de paie (de 1 à 15%) pendant la période d’offre conformément au régime. (Veuillez noter qu’aucun pourcentage fractionnaire n’est autorisé.)

Conversion of Payroll Deductions. The following provision shall replace the last sentence of Section 3 of the Subscription Agreement:

I understand that if my payroll deductions under the Plan are made in any currency other than U.S. dollars, such payroll deductions will be converted to U.S. dollars on or prior to the Exercise Date using a prevailing exchange rate in effect at the time such conversion is performed, as determined by the Administrator. I understand and agree that the Company (nor any Designated Company) will be liable for any foreign exchange rate fluctuation between my local currency and the U.S. dollar that may affect the amount of my payroll deductions, the value of the options granted to me under the Plan or the value of any amounts due to me under the Plan, including the amount of proceeds due to me upon the sale of any shares of Common Stock acquired under the Plan.

Conversion des Prélèvements sur Salaires. La disposition suivante remplace la dernière phrase de la section 3 du contrat d’abonnement:

Je comprends que si mes retenues salariales dans le cadre du régime sont effectuées dans une devise autre que le dollar américain, ces retenues salariales seront converties en dollars américains au plus tard à la date d’exercice en utilisant un taux de change en vigueur au moment où cette conversion est effectuée, comme déterminé par le Administrator. Je comprends et j’accepte que la Société (ni aucune société désignée) sera responsable de toute fluctuation du taux de change entre ma devise locale et le dollar américain qui pourrait affecter le montant de mes retenues sur la paie, la valeur des droits d’achat qui m’ont été accordés en vertu de le régime ou la valeur de tout montant qui m’est dû en vertu du régime, y compris le montant du produit qui m’est dû à la vente de toute action ordinaire acquise en vertu du régime.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. No report is required for payments less than €12,500. In case of payments in connection with securities (including proceeds realized upon the sale of shares), the report must be made by the 5th day of the month following the month in which the payment was received and the report must be filed electronically. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. I am responsible for satisfying the reporting obligation.

Foreign Asset/Account Reporting Information. If my acquisition of shares of Common Stock leads to a so-called qualified participation at any point during the calendar year, I will need to report the acquisition when I file a tax return for the relevant year. A qualified participation occurs only if (i) I own 1% or more of the Company and the value of the shares exceeds €150,000 or (ii) I hold shares exceeding 10% of the Company’s total Common Stock.

INDIA

Notifications

Exchange Control Notification. I am required to repatriate to India, or cause to be repatriated, any proceeds from the sale of shares of Common Stock acquired under the Plan and any dividends received in relation to the shares of Common Stock within such time as prescribed under applicable Indian exchange control laws, as may be amended from time to time. I should obtain a foreign inward remittance certificate (“FIRC”) or other similar form from the bank where I deposit the funds and maintain the FIRC or other form as evidence of the repatriation of funds in the event the Reserve Bank of India or my Employer requests proof of repatriation. I should consult with my personal legal advisor to ensure compliance with the applicable requirements.

Foreign Asset/Account Reporting Notification. I am required to declare any foreign bank accounts and any foreign financial assets (including shares of Common Stock held outside India) in my annual income tax return. I should consult my personal legal advisor to ensure compliance with the applicable requirements.

ISRAEL

Terms and Conditions

Immediate Sale Restriction. Notwithstanding anything to the contrary in the Plan, I agree that any shares of Common Stock purchased on my behalf under the Plan may be immediately sold upon exercise of the option. I further agree that the Company is authorized to instruct its designated broker to assist with the mandatory sale of the shares of Common Stock (on my behalf pursuant to this authorization) and I expressly authorize such broker to complete the sale of such shares. I acknowledge that the Company’s designated broker is under no obligation to arrange for the sale of the shares of Common Stock at any particular price. Upon the sale of the shares of Common Stock, the Company agrees to pay the cash proceeds from the sale, less any brokerage fees or commissions, to me provided any liability for Tax-Related Items resulting from the exercise of the option has been satisfied. Due to fluctuations in the share price and/or the U.S. dollar exchange rate between the Exercise Date and (if later) the date on which the shares are sold, the sale proceeds may be more or less than the market value of the shares on the Exercise Date (which is the amount relevant to determining my tax liability). I understand and agree that the Company is not responsible for the amount of any loss I may incur and that the Company assumes no liability for any fluctuations in the share price and/or U.S. dollar exchange rate.

Notifications

Securities Law Information. The offer of the option to purchase shares of Common Stock described in the Subscription Agreement does not constitute a public offering under the Securities Law, 1968.

ITALY

Terms and Conditions

Plan Document Acknowledgment. In participating in the Plan, I acknowledge that I have received a copy of the Plan and the Subscription Agreement and have reviewed the Plan and the Subscription Agreement, including these Country Specific Terms and Conditions, in their entirety and fully understand and accept all provisions of the Plan and the Subscription Agreement, including these Country Specific Terms and Conditions.

I acknowledge that I have read and specifically and expressly approves the following sections of the Additional Terms and Conditions for Participants of Non-423 Component: Section 1 on Responsibility of Taxes; Section 2 on Nature of Grant; Section 4 on Data Privacy; Section 5 on Governing Law; and these of the Country Specific Terms and Conditions.

Notifications

Foreign Asset/Account Reporting Information. Italian residents who, at any time during the fiscal year, hold foreign financial assets (including cash and shares) which may generate income taxable in Italy are required to report these assets on their annual tax returns (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions.

Foreign Asset Tax Information. The value of financial assets held outside of Italy (including shares of Common Stock) by Italian residents is subject to a foreign asset tax. The taxable amount will be the fair market value of the financial assets (e.g., shares acquired under the Plan) assessed at the end of the calendar year.

JAPAN

Notifications

Exchange Control Information. If I acquire shares of Common Stock valued at more than ¥100,000,000 in a single transaction, I must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the acquisition of the shares.

In addition, if I pay more than ¥30,000,000 in a single transaction for the purchase of shares when I exercise the right to purchase shares of Common Stock, I must file a Payment Report with the Ministry of Finance through the Bank of Japan by the 20th day of the month following the month in which the payment was made. The precise reporting requirements vary depending on whether or not the relevant payment is made through a bank in Japan.

A Payment Report is required independently from a Securities Acquisition Report. Therefore, if the total amount that I pay upon a one-time transaction for exercising this option and purchasing shares of Common Stock exceeds ¥100,000,000, then I must file both a Payment Report and a Securities Acquisition Report.

Foreign Asset/Account Reporting Information. Japanese residents will be required to report to the Tax Office details of any assets (including any shares acquired under the Plan) held outside of Japan as of December 31st of each year, to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15th of the following year. I should consult with my personal tax advisor as to whether the reporting obligation applies me and whether I will be required to report details of any outstanding rights to purchase shares of Common Stock or shares held by me in the report.

LUXEMBURG

Notifications

Exchange Control Information. I must report any outward and inward remittance of funds to the Banque Centrale de Luxembourg and/or the Service Central de La Statistique et des Études Économiques within fifteen working days following the month during which the transaction occurred. If a Luxembourg financial institution is involved in the transaction, it will generally fulfill the reporting obligation on my behalf; otherwise I will have to report the transaction myself.

NORWAY

There are no country-specific provisions.

SAUDI ARABIA

Notifications

Securities Law Information. The Subscription Agreement and related Plan documents may not be distributed in the Kingdom of Saudi Arabia except to such persons as are permitted under the Rules on the Offers of Securities and Continuing Obligations issued by the Capital Market Authority (“CMA”). The CMA does not make any representation as to the accuracy or completeness of the Subscription Agreement, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of the Subscription Agreement. I should conduct my own due diligence on the accuracy of the information relating to the shares. If I do not understand the contents of the Subscription Agreement, I should consult an authorized financial adviser.

SINGAPORE

Notifications

Securities Law Information. This offer to participate in the Plan is being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA under which it is exempt from the prospectus and registration requirements and is not made with a view to the underlying shares of Common Stock being subsequently offered for sale to any other party. The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore. Further, the option to purchase shares of Common Stock granted under the Plan are subject to section 257 of the SFA and I am not permitted to sell, or offer to sell, any shares of Common Stock in Singapore unless such sale or offer is made after six months from the beginning of the respective Offering Period or pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

To the extent I sell, offer to sell or otherwise dispose of shares of Common Stock acquired through the Plan within six months of the beginning of the Offering Period, I am permitted to dispose of such shares of Common Stock through the designated broker appointed under the Plan, if any, provided the resale of shares of Common Stock acquired under the Plan takes place outside Singapore through the facilities of a stock exchange on which the shares of Common Stock are listed.

Director Notification Obligation. The directors, associate directors or shadow directors of a Singapore Parent, Subsidiary or Affiliate are subject to certain notification requirements under the Singapore Companies Act, regardless of whether such individuals are resident or employed in Singapore. Among these requirements is an obligation to notify such entity in writing within two business days of any of the following events: (i) the acquisition or disposal of an interest (e.g., offers under the Plan or shares of Common Stock) in the Company or any Parent, Subsidiary or Affiliate, (ii) any change in previously-disclosed interests (e.g., upon exercise of option to purchase shares of Common Stock granted under the Plan), or (iii) becoming a director, associate director or shadow director of a Parent, Subsidiary or Affiliate in Singapore, if the individual holds such an interest at that time.

SPAIN

Terms and Conditions

Nature of Grant. The following provision supplements Section 2 of the Additional Terms and Conditions for Participants of Non-423 Component:

By accepting the offer to participate in the Plan, I consent to participation in the Plan and acknowledge that I have received a copy of the Plan. I understand that the Company has unilaterally, gratuitously, and discretionarily decided to offer the Plan to individuals who may be employees of the Company or of its Parents, Subsidiaries or Affiliates throughout the world. The decision is a temporary decision that is entered into upon the express assumption and condition that any grant of a right to purchase shares of Common Stock will not economically or otherwise bind the Company or any of its Parents, Subsidiaries or Affiliates presently or in the future, other than as expressly set forth in the Subscription Agreement, including the Additional Terms and Conditions for Participants of Non-423 Component to the Subscription Agreement and these Country Specific Terms and Conditions. Consequently, I understand that offer under the Plan is made on the assumption and condition that it shall not become a part of any employment contract (either with the Company or any of its Parents, Subsidiaries or Affiliates) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation), or any other right whatsoever. Further, I understand and freely accept that the Company does not guarantee that any benefit whatsoever shall arise from the right to purchase shares of Common Stock, which is gratuitous and discretionary, since the future value of the shares of Common Stock is unknown and unpredictable. Finally, I understand that the Company would not be making this grant of options but for the assumptions and conditions referred to above; thus, I expressly acknowledge and freely accept that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the offer under the Plan shall be null and void and the Plan shall not have any effect whatsoever.

I understand and agree that, as a condition of my participation in the Plan, the termination of my employment for any reason will automatically result in the cancellation of any options granted to me under the Plan. In particular, I understand and agree that, unless otherwise expressly provided for by the Administrator, I will not be permitted to continue to participate in the Plan or to purchase shares of Common Stock under the Plan if I terminate employment by reason of, including, but not limited to: resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause, individual or collective layoff on objective grounds, whether adjudged to be with cause or adjudged or recognized to be without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer, and under Article 10.3 of Royal Decree 1382/1985.

Notifications

Securities Law Information. The right to purchase shares of Common Stock described in the Subscription Agreement, including the Additional Terms and Conditions for Participants of Non-423 Component to the Subscription Agreement and these Country Specific Terms and Conditions do not qualify under Spanish regulations as securities. No “offer of securities to the public”, as defined under Spanish law, has taken place or will take place in the Spanish territory. The Subscription Agreement (including the Additional Terms and Conditions for Participants of Non-423 Component to the Subscription Agreement and these Country Specific Terms and Conditions) has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

Foreign Asset/Account Reporting Information. I may be subject to certain tax reporting requirements with respect to assets or rights that I hold outside Spain, including bank accounts, securities and real estate if the aggregate value for particular category of assets exceeds €50,000 as of December 31 each year. Shares of Common Stock acquired under the Plan or other equity programs offered by the Company constitute securities for purposes of this requirement, but unvested awards (e.g., options, etc.) are not subject to this reporting requirement. If applicable, I must report your foreign assets on Form 720 by no later than March 31 following the end of the relevant year. After the rights and/or assets are initially reported, the reporting obligation will only apply if the value of previously-reported rights or assets increases by more than €20,000 as of each subsequent December 31. I understand that I should consult with my personal advisor to determine any obligations in this respect.

Exchange Control Information. I must declare the acquisition and sale of shares of Common Stock to the Dirección General de Comercio e Inversiones (“DGCI”) for statistical purposes. I also must declare the ownership of any shares of Common Stock with the DGCI each January while the shares of Common Stock are owned, unless the amount of shares of Common Stock acquired or sold exceeds the applicable threshold (currently €1,502,530), in which case the filing is due within one (1) month of the purchase or the sale, as applicable.

When receiving foreign currency payments derived from the ownership of shares of Common Stock (e.g., dividends or sale proceeds) in excess of €50,000, I must inform the financial institution receiving the payment of the basis upon which such payment is made. I will need to provide the following information: (i) my name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.

SWEDEN

Terms and Conditions

Responsibility for Taxes. The following provision supplements Section 1 of the Additional Terms and Conditions for Participants of Non-423

Component to the Subscription Agreement:

Without limiting the Company’s and the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 3 of the Additional Terms and Conditions for Participants of Non-423 Component to the Subscription Agreement, by enrolling in the Plan, I authorize the Company and/or the Employer to withhold shares of Common Stock or any amount otherwise deliverable to me upon exercise of the option to satisfy Tax-Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax-Related Items.

TURKEY

Notifications

Securities Law Information. The Plan is made available only to employees of the Company and its Subsidiaries and Affiliates, and the offer of participation in the Plan is a private offering as to employees in Turkey. The grant of options and the issuance of shares of Common Stock under the Plan takes place outside Turkey. I am not permitted to sell shares of Common Stock acquired under the Plan in Turkey.

Exchange Control Notification. Turkish residents are permitted to purchase and sell securities or derivatives traded on exchanges abroad only through a financial intermediary licensed in Turkey. Therefore, I understand that I may be required to appoint a Turkish broker to assist with the purchase and the sale of the shares of Common Stock purchased under the Plan. I understand that I should consult with personal legal advisor before purchasing shares of Common Stock and/or selling any shares of Common Stock purchased under the Plan to confirm the applicability of this requirement.

UNITED KINGDOM

Terms and Conditions

Tax Obligations. The following provision supplements Section 1 of the Additional Terms and Conditions for Participants of Non-423 Component to the

Subscription Agreement:

Without limitation to Section 1 of the Additional Terms and Conditions for Participants of Non-423 Component to the Subscription Agreement, I agree that I am liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items as and when requested by the Company or the Employer or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). I also agree to indemnify and keep indemnified the Company and the Employer against any Tax-Related Items that they are required to pay or withhold on my behalf or have paid or will pay to HMRC (or any other tax authority or any other relevant authority).

Notwithstanding the foregoing, if I am a director or an executive officer of the Company (as within the meaning of such terms for purposes of Section 13(k) of the 1934 Act), I understand that I may not be able to indemnify the Company or the Employer for the amount of any income tax not collected from or paid by me within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the Tax-Related Items occurs as it may be considered to be a loan. Therefore, the amount of any uncollected income tax may constitute an additional benefit to me on which additional income tax and National Insurance Contributions (“NICs”) may be payable. I will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company and/or the Employer for the value of any employee NICs due on this additional benefit, which the Company and/or the Employer may recover at any time thereafter by any of the means referred to in the Section 1 of the Additional Terms and Conditions for Participants of Non-423 Component to the Subscription Agreement.

EXHIBIT B

PROSOMNUS, INC.

2023 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

Unless otherwise defined herein, the terms defined in the 2023 Employee Stock Purchase Plan (the “Plan”) shall have the same defined meanings in this Notice of Withdrawal.

The undersigned Participant in the Offering Period of the ProSomnus, Inc. 2023 Employee Stock Purchase Plan that began on ____________, ______ (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be terminated automatically. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail PROSOMNUS, INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 24, 2023. INTERNET - www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4. 1. To elect two Class A directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified: 1. Leonard Hedge 2. Steven Pacelli 2. To approve the ProSomnus, Inc. 2023 Employee Stock Purchase Program. 3. To consider and vote upon a proposal to approve, for the purposes of complying with Nasdaq Listing Rule 5635(b), the change of control that could result in connection with the issuance of shares underlying our existing Convertible Notes. 4. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW CONTROL NUMBER Signature_________________________________Signature, if held jointly________________________________ Date____________, 2023 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders To view the 2023 Proxy Statement and the 2022 Annual Report please go to: https://investors.prosomnus.com/ PROXY FOLD HERE o DO NOT SEPARATE o INSERT IN ENVELOPE PROVIDED 2023 ANNUAL MEETING OF STOCKHOLDERS OF PROSOMNUS, INC. 5675 Gibraltar Avenue, Pleasanton, CA 94588 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO BE HELD ON MAY 25, 2023 The undersigned appoints Len Liptak and Brian Dow as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock, par value $0.0001 per share (the "Common Stock") of ProSomnus, Inc. ("ProSomnus") held of record by the undersigned on April 14, 2023 at the 2023 Annual Meeting of Stockholders to be held on May 25, 2023, or any postponement or adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies' discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and the 2022 Annual Report to Stockholders, and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. (Continued and to be marked, dated and signed, on the other side)